PRELIMINARY COPY
                              ADPADS INCORPORATED
                              108 Fortunato Place
                           Neptune, New Jersey 07753
                                (732) 918-8004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY __, 2003

TO THE SHAREHOLDERS OF ADPADS CORPORATION

     Notice is hereby given that a Special Meeting of the Shareholders of AdPads Corporation will be held on January __, 2003, at 9:00 a.m., Eastern Time, at 108 Fortunato Place, Neptune, New Jersey 07753 for the purpose of considering and acting upon the following matters:

     1. Merging with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Colorado to Delaware, changing the name to BFF Holdings, Inc., and effecting a one for forty (1 for 40) reverse split of the outstanding shares of the Company's common stock. SHAREHOLDERS HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS IN CONNECTION WITH THIS PROPOSAL. PLEASE SEE "RIGHTS OF DISSENTING SHAREHOLDERS" ON PAGE 22.

     2.   Approval of the Company's 2003 Stock Option Plan.

     3. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     Only holders of the Company's no par value Common Stock of record at the close of business on __________, 2003, will be entitled to vote at the meeting and at any adjournment or adjournments thereof. If you cannot attend the meeting in person, we are not asking that you send us a proxy. All holders of the Company's Common Stock and Preferred Stock are entitled to notice of the meeting and to exercise dissenters' rights in connection with the proposed merger.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     Erica Ventley, CFO and Acting
                                     Principal Executive Officer




Neptune, New Jersey
__________, 2003






                              ADPADS INCORPORATED
                              108 Fortunato Place
                           Neptune, New Jersey 07753
                                (732) 918-8004

                            INFORMATION STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY __, 2003

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

     This Information Statement is being sent to the Shareholders of AdPads Corporation, a Colorado corporation (the "Company"), in connection with the Company's Special Meeting of Shareholders to be held at 108 Fortunato Place, Neptune, New Jersey 07753, on ______, January __, 2003, at 9:00 a.m., Eastern Time ("Special Meeting"), and any adjournment thereof. The purposes of the Special Meeting are stated in the Notice of Special Meeting. This Information Statement will be mailed to the Company's shareholders on or about January __, 2003.

     The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's no par value common stock (the "Common Stock"). The close of business on January __, 2003, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 49,491,474 shares of Common Stock issued and outstanding. Holders of the Company's Series A, Series B and Series C Convertible Preferred Stock are not entitled to vote at the Special Meeting, but do have the right to dissent and demand payment for their shares.

     Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. Cumulative voting is not permitted. The presence at the Special Meeting of the holders of a majority of the number of shares entitled to vote outstanding as of the record date will constitute a quorum for transacting business.

            SUMMARY TERM SHEET - MERGER WITH DELAWARE SUBSIDIARY

     One of the proposals that will be considered and voted upon at the Meeting is a proposal to merge the Company with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Colorado to Delaware, changing the name to BFF Holdings, Inc., and effecting a one for forty (1 for 40) reverse split of the outstanding shares of the Company's common stock. One of reasons for the reverse stock split is to make available more authorized and unissued shares of common stock, which will then allow the holders of the Series A Convertible Preferred Stock to convert their shares of preferred stock into shares of common stock. The shares of Series A Convertible Preferred Stock were issued as part of the consideration paid to the shareholders of Blue Flying Fish, Inc. ("BFFI") in connection with the acquisition of BFFI. The following is a summary of the transaction with BFFI. The summary does not contain all of the information that may be deemed to be important to a shareholder. Each shareholder should carefully review the entire Information Statement to fully understand the transaction between the Company and BFFI.

     Acquisition:

      Shareholder vote. The shareholders of the Company are being asked to vote to approve a one for forty (1 for 40) reverse split of the outstanding shares of the Company's common stock so that the holders of the Series A Convertible Preferred Stock will be able to convert their shares of preferred stock into shares of common stock with the result that the former shareholders of BFFI will own approximately 95% of the Company's outstanding common stock. The Company currently does not have a sufficient number of authorized shares of common stock to issue shares of common stock if the holders of the Series A Convertible Preferred Stock wanted to convert their preferred stock.

     Consideration. The consideration paid by the Company to the shareholders of BFFI was 18,800,000 shares of common stock and 4,783,333 shares of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible into 120 shares of common stock.

      Dilution to current shareholders. If the first proposal is approved, the current non-affiliate shareholders will experience a very significant dilution in the percentage of the Company that they own. The current non-affiliate shareholders own approximately 16,349,474 shares of common stock. Before the transaction with BFFI, this represented 53.6% of the shares outstanding. If the first proposal is approved, this percentage will be reduced to 2.6% of the shares outstanding.

      Reason for the Acquisition:

        The Company had been slow to develop and operate its business of providing marketing services to the retail, wholesale, manufacturing and service industries, and since September 2001 the Company had been seeking a business opportunity to acquire.

        On Friday, October 5, 2001, the Company was introduced to BFFI and received materials on its current and future business plan. On Monday, October 8, 2001, the president of the Company met with an executive officer of BFFI about the possibility of acquiring BFFI. Following the meeting, the president discussed BFFI with the other two members of the boards of directors and the decision to move forward and begin negotiations was made. The board was satisfied at the depth and capability of BFFI's management team. It also believed that BFFI had the experience and contacts necessary to turnaround and redirect specialty media business.

        Over the course of the next two weeks, the board had several conference calls and met with members of BFFI's board and management team and negotiated the terms of the acquisition. During the negotiations, BFFI expressed concern over the Company's significant debt with no apparent means to repay that debt. This condition influenced the discussions over terms. Ultimately, the Company agreed to negotiate with its creditors to substantially reduce the amount of indebtedness. Three note holders agreed to convert $220,000 of debt into common stock at $.05 per share. Other creditors agreed to take discounts off of their receivables from the Company.

        On October 25, 2001 the Company signed a letter of intent to acquire BFFI, and on December 6,2001 the transaction was closed. At that time, BFFI was a diversified company with three operating subsidiaries. The largest division manufactures and sells projection and lighting products; the second division is a sub-prime mortgage broker; and the third division is a professional services consulting firm. The directors of the Company believed that the acquisition of BFFI would enable the Company to become actively engaged in existing, on-going businesses (as opposed to a start-up company) that the directors of the Company believed had substantial growth potential. The Board also believed that BFFI's management could assist in assessing the Company's specialty media operations.

      Fairness of the Acquisition:

        The then directors of the Company (David Brownstein, Joseph Drucker, and Scott Einbinder) carefully considered the acquisition of BFFI and the number of shares of the Company's common and preferred stock that would be issued to the shareholders of BFFI in connection with the acquisition. The directors believed that BFFI was a viable, on-going business and not a start-up, and that the number of shares of common and preferred stock that the Company would have to issue to the shareholders of BFFI, considering that the Company's current business had been unsuccessful, was reasonable in light of what the directors believed was the potential for growth of the business acquired. The directors did not retain a financial advisor to opine as to the fairness of the transaction, due to the high cost of such services and the Company's lack of requisite funds. Since the Company did not obtain a financial advisor, the decision to make this transaction was made solely by the three directors of the Company, and although each of the three directors was disinterested, they had limited experience in business acquisi-tions and there is no assurance that the terms of this transaction were fair to the Company and its shareholders.

      Businesses Conducted by Adpads and BFFI:

        Adpads was engaged in the business of providing marketing services to the retail, wholesale, manufacturing and service industries, and from September 2001 until December 2001 Adpads was also looking for a business opportunity to acquire. BFFI is a diversified holding company with businesses in the areas of specialty media industry, specifically point-of-purchase display and in-store marketing, manufacturing of projection and lighting technology and electrical sockets, and subprime mortgage lending. For additional information on the business conducted by BFFI see Certain Information Pertaining to the Company and Blue Flying Fish, Inc. below.

      Risks due to the structure of the transaction:

        Due to the manner in which this transaction was structured, there is a risk that the Company could be sued by its minority share-holders who could claim that they were inappropriately disen-franchised because the persons who received the 18,800,000 shares of common stock are being allowed to vote for the proposal which will allow them to receive the balance of the consideration owed to them for the acquisition of BFFI. The Company believes that these shareholders should be allowed to vote the shares of common stock they currently hold because these shares were issued at the closing of the acquisition of BFFI in December of 2001 as partial consideration for the acquisition and the shares have been fully paid for. The Company believes that Colorado has no provision requiring a vote only of disinterested shareholders where there is an actual or perceived conflict of interest of management in a transaction. The Company has not received an opinion of counsel addressing this issue. Shareholders who disagree with this proposal have dissenters' rights as described elsewhere in this Information Statement. However, if any minority shareholders were to file a lawsuit against the Company, the Company would be required to incur expenses in defending against such a lawsuit and could be required to pay damages. In such event, the Company's liquidity and operating results would be adversely affected.

      Unanimous Director Recommendation:

        The directors unanimously approved the transaction whereby the Company acquired BFFI and recommend that the shareholders approve the 1 for 40 reverse stock split so that the Company is able to issue the necessary shares to the former shareholders of BFFI who were issued shares of Series A Convertible Preferred Stock and who desire to convert their shares of preferred stock into shares of common stock. There is no penalty imposed upon the Company if the Company does not approve the reverse split. However, if the Company does not approve the reverse split, the shareholders of BFFI could claim that they did not receive all of the consideration they were entitled to in connection with the acquisition and claim damages from the Company or attempt to rescind the transaction.

      Interest of Directors and Others in the Transaction:

        Three of the Company's four current directors were shareholders of BFFI and received shares of the Company's common stock and Series A Convertible Preferred Stock in connection with the acquisition of BFFI, and the fourth director, Albert H. Pleus, acquired shares of the Series A Convertible Preferred Stock from existing shareholders during March and April 2002. Therefore, all four persons will benefit from the shareholders' approval of the reverse split because they will then be able to convert their shares of non-voting preferred stock into shares of the Company's common stock.

        On December 6, 2001, when the Company acquired BFFI, none of the officers, directors or principal shareholders of the Company held any interest in BFFI and none of the officers, directors or principal shareholders of BFFI held any interest in the Company. William Callari, Erica Ventley and Gerald Goodman began serving as officers and directors of the Company on December 6, 2001, when the Company acquired BFFI. Albert Pleus began serving as a Director of the Company during March 2002. The Company expects to hold its next annual meeting during the spring of 2003, at which time shareholders of the Company will be asked to elect directors of the Company.

        Following is a table showing for each director the number of shares of common stock they currently own and the number of shares of Series A Convertible Preferred Stock they own:

                                                 Number of Shares
                               Number of           of Series A
                               Shares of           Convertible
              Name            Common Stock       Preferred Stock
              ----            ------------       ----------------

        William Callari         4,181,379              980,546
        Erica Ventley           1,296,551              329,886
        Gerald Goodman             97,241               24,741
        Albert H. Pleus             -0-                583,335

        Another person who will benefit from shareholders' approval of the reverse split is David Kyhl. Mr. Kyhl serves as Chief Operating Officer and acting Chief Executive Officer of Buhl Industries, one of the Company's subsidiaries, and he owns approximately 2% of the Company's outstanding common stock and 248,233 shares of the Company's Series A Convertible Preferred Stock. Mr. Kyhl owns 10% of Buhl Europe, an entity engaged in the lampholder business in Europe which used to purchase projection equipment from Buhl Industries. On June 24, 2002, Buhl Industries entered into an agreement with Buhl Europe to settle a liability of $566,814 owed by Buhl Industries. As part of the settlement, the Company agreed to issue 94,503 shares of post reverse split common stock. Therefore, if and when the shareholders approve the reverse split, the Company will be able to issue these shares to Buhl Europe. David Kyhl will also be able to convert his 248,233 shares of Series A Convertible Preferred Stock into 744,699 shares of post-reverse split common stock. As a result, after the reverse split, David Kyhl will own approximately 4.8% of the total shares outstanding, assuming that the Series A and Series B Convertible Preferred Stock are converted.

      Accounting Treatment:

        The acquisition of BFFI was accounted for using the purchase method of accounting and, accordingly, the results of operations of BFFI were included in the Company's consolidated financial statements since the date of the acquisition.

      Tax Consequences:

        The acquisition of BFFI will not have any tax consequences to the shareholders of the Company.

      Regulatory Approvals:

        There are no federal or state regulatory requirements which must be complied with or approvals which must be obtained in connection with this transaction.

      Contact Information:

        If you have any questions regarding this transaction or any other matters discussed in this Information Statement, please contact:

           William Callari
           108 Fortunato Place
           Neptune, New Jersey 07753
           (732) 918-8004

      Further Information:

        For further information pertaining to the transaction between the Company and BFFI and the proposal to merge with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Colorado to Delaware, changing the name to BFF Holdings, Inc., and effecting a one for forty (1 for 40) reverse split of the outstanding shares of the Company's common stock, see "Changes in Control of the Company", "Certain Information Pertaining to the Company and BFFI" and "Proposal Number One."

             SUMMARY TERM SHEET   ACQUISITION OF SHARES OF a21, INC.

     On December 31, 2001, the Company issued 125,000 shares of its Series B Convertible Preferred Stock to Agence 21, Inc.("Agence21"), in exchange for 3,000,000 shares of the common stock of Agence 21, a Delaware corporation. On April 30, 2002, Agence 21 was acquired by a public company now named a21, Inc., and as a result of this transaction, the Company now owns 1,000,000 shares of the common stock of a21, Inc. instead of 3,000,000 shares of Agence21.

     If the proposal to merge the Company with a newly-formed Delaware subsidiary discussed above is approved and the reverse split is effected, a21, Inc. will then be able to convert its shares of convertible preferred stock into 1,250,000 post-reverse split shares of the Company's common stock. The following is a summary of the transaction with Agence 21. The summary does not contain all of the information that may be deemed to be important to a shareholder. Each shareholder should carefully review the entire Information Statement to fully understand the transaction between the Company and Agence21.

     Acquisition:

       Shareholder vote. The shareholders of the Company are being asked to vote to approve a one for forty (1 for 40) reverse split of the outstanding shares of the company's common stock which, if approved, will allow a21 to convert its shares of Series B Convertible Preferred Stock into 1,250,000 post-reverse split shares of common stock, or approximately 7.4% of the shares outstanding assuming the conversion of all of the Series A and Series B Convertible Preferred Stock.

       Consideration. The consideration paid by the Company to a21 was 125,000 shares of Series B Convertible Preferred Stock. Each share of Series B Convertible Preferred Stock is convertible into 400 shares of common stock on a pre-split basis or 10 shares on a post-split basis.

     Reason for the Acquisition:

        At the time of the transaction, the Company felt that its management team had considerable expertise and experience in the digital rights and e-commerce area that could benefit a21. Conversely, the Company's management felt that some members of the a21 team could provide significant assistance, ideas and direction in re-developing the Company's specialty media strategy.

        Both management teams felt at the time the transaction was struc-tured, December 2001, that the technology sector as a whole was difficult to navigate with regards to surviving business models, availability of funding, etc. It was decided that the best course of action would be to structure a transaction that would provide an incentive for both companies to move forward to develop revenue streams, substantially increase asset-rights base, attract good management, acceptable funding and identify acquisition targets. Medium term consideration was given to possibilities and prob-abilities of exit strategies given that a21 was a private company. The management considered that probably one of the most successful companies in the space at the time was Getty Images (NYSE: GYI), while other firms in this space were faltering and did not seem as though their business models would survive the changing landscape for technology oriented ventures. Thus, the Company's management decided that it was in the Company's best interests to structure an alliance via a minority investment that would provide an incentive to pursue mutually beneficial opportunities.

        The transaction negotiated and ultimately consummated was a minority stock swap to provide financial incentive to induce each management team to provide whatever reasonable assistance it could, opportunistically, in the respective areas of expertise.

     Fairness of the Acquisition:

        The then directors of the Company (William Callari, Erica Ventley, Gerald Goodman and Mark Spargo) carefully considered the acquisition of the minority interest in a21 and the number of shares of the Company's Series B Convertible Preferred Stock that would be issued to a21. Considering the cost of obtaining a professional valuation the small size of the transaction, the fact that a21 was privately-held and the Company was publicly-traded, respective valuations were determined based on the price of a21's most recent round of private funding ($.43)and the bid price of the Company's common stock ($.02). Since the Company did not obtain a financial advisor, the decision to make this transaction was made solely by the four directors of the Company, and although each of the directors was disinterested, they have only limited experience in business acquisitions and there is no assurance that the terms of this transaction were fair to the Company and its shareholders.

     Business Conducted by a21:

       a21 is developing technology and infrastructure to be engaged in the business of providing photographers and photography agencies with a full range of marketing, distribution, editorial and other business services. a21 will support the digitization and delivery of images through its electronic infrastructure, while its technology platform will support scanning and conversion of print quality digital images, digital watermarking, electronic payment and settlement and provide associated digital asset management. Marketing services will include artist promotions, exhibitions and fine art print sales.

     Unanimous Director Recommendation:

       The directors unanimously approved the transaction whereby the Company acquired 3,00,000 shares of Agence21 and recommend that the share-holders approve the 1 for 40 reverse split so that the Company is able to issue the necessary shares to a21 which was issued 125,000 shares of Series B Convertible Preferred Stock and which desires to convert the shares of preferred stock into shares of common stock. There is no penalty imposed upon the Company if the Company does not approve the reverse split. However, if the Company does not approve the reverse split, a21 could claim that it did not receive the consideration it was entitled to and claim damages from the Company or attempt to rescind the transaction.

     Interest of Directors and Others in the Transaction:

       At the time of the transaction with Agence21, none of the Company's officers, directors or shareholders had any affiliation with Agence21. During March 2002, Albert H. Pleus, the Chairman of Agence21, became a director and Vice Chairman of the Company, and during March and April he acquired a total of 416,667 shares of the Company's
       Series A Convertible Preferred Stock from existing shareholders of the Company. In addition, William Callari and Erica Ventley became advisors to Agence21 during January 2002 and they were issued warrants to purchase shares of Agence21. When Agence21 was acquired by a public company these warrants were converted to warrants in a21. Following is a summary of the warrants which are held by officers of the Company and Mark Spargo, a former officer and director:

                                      Number of
                                      Warrants         Exercise Price

            William Callari           50,000               $1.26
            Erica Ventley             66,667               $1.26
            Mark Spargo               50,000               $1.26

       During March and April 2002, Agence21 issued 1,000,000 shares of its common stock to each of Mark Spargo, a former officer and director, and Will Callari in exchange for 83,334 shares of the Company's preferred stock held by each person. After the acquisition by a21, Will Callari owned 333,334 shares of a21 common stock and Mark Spargo owned 375,000 shares of a21 common stock.

       In addition, on February 21, 2002 the Company loaned $120,000 to Agence21 pursuant to a promissory note which bears interest at 14% and was due on December 31, 2002. $70,000 of the principal balance of this note was repaid prior to December 31, 2002. The unpaid balance plus accrued interest of $10,000 was sold to a non-affiliated investor on December 31, 2002.

       Therefore, Albert H. Pleus, William Callari, Erica Ventley and Mark Spargo will benefit from the shareholders' approval of the reverse split because a21 will then be able to convert its shares of preferred stock into shares of the Company's common stock.

     Accounting Treatment:

       The acquisition of the shares of a21 was accounted for as a purchase of marketable securities. Therefore, the Company reflects the marketable securities on the balance sheet at market value and reflects any gain or loss in the equity section as an unrealized gain.

     Tax Consequences:

       The acquisition of the a21 shares will not have any tax consequences to the shareholders of the Company.

     Regulatory Approvals:

       There are no federal or state regulatory requirements which must be complied with or approvals which must be obtained in connection with this transaction.

     Contact Information:

       If you have any questions regarding this transaction with a21, please contact:

               Albert Pleus, Chairman
               a21, Inc.
               One Embarcadero Center, Suite 500
               San Francisco, CA  94111
               (415) 284-2121

               OTHER ISSUANCE OF CONVERTIBLE PREFERRED STOCK

     Since the acquisition of Blue Flying Fish, Inc. in December 2001 and the acquisition of shares of Agence21, Inc. on December 31, 2001, the Company has issued shares of one other series of convertible preferred stock.

     On March 1, 2002, the Company sold five shares of its Series C Convertible Preferred Stock to an accredited investor for $500,000 in cash. Each share of Series C Convertible Preferred Stock has a liquidation value of $100,000, is convertible into 2,000,000 shares (pre-split) of the Company's common stock, and has no voting rights. Alternatively, each share of Series C Convertible Stock is convertible into one share of Series A Participating Preferred Stock of BFF Acquisition Corp., a wholly-owned subsidiary of the Company which is doing business as BFF Merchandising Group. If all five shares were converted into shares of Series A Participating Preferred Stock of BFF Acquisition Corp., the holder would be entitled to 10% of BFF Acquisition Corp.'s net profits before gains on sales of assets. Revenues in BFF Acquisition Corp. during the three months ended September 30, 2002, were $85,000 which represented 6.9% of the Company's total revenues during the period.

                           PREFERRED STOCK OUTSTANDING

     Following is a brief summary of the rights and preferences of the three series of Preferred Stock which are currently outstanding:

     Series A Convertible Preferred Stock. There are 4,793,333 shares of Series A Convertible Preferred Stock ("Series A Preferred") outstanding. Each share of Series A Preferred is convertible, at the option of the holder, into 120 shares of common stock (pre-split) once the Company has sufficient authorized and unissued shares of its common stock available for all outstanding shares of Series A Preferred to be converted. Each share of Series A Preferred has a $.01 liquidation preference, no voting rights, and no dividend rights other that the right to receive dividends if dividends are declared on the common stock.

     Series B Convertible Preferred Stock. There are 125,000 shares of Series B Convertible Preferred Stock ("Series B Preferred") outstanding. Each share of Series B Preferred is convertible, at the option of the holder, into 400 shares of common stock (pre-split) once the Company has sufficient authorized and unissued shares of its common stock available for all outstanding shares of Series A Preferred and Series B Preferred to be converted. Each share of Series B Preferred has an $8.00 liquidation preference, no voting rights, and no dividend rights other that the right to receive dividends if dividends are declared on the common stock.

     Series C Convertible Preferred Stock. There are 5 shares of Series C Convertible Preferred Stock ("Series C Preferred") outstanding. Each share of Series C Preferred is convertible, at the option of the holder, into either 2,000,000 shares of common stock (pre-split) or one share of Series A Participating Preferred Stock of BFF Acquisition Corp., a wholly-owned subsidiary of the Company. Each share of Series C Preferred has a $100,000 liquidation preference, no voting rights, and no dividend rights other that the right to receive dividends if dividends are declared on the common stock.

                        SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 15, 2002, each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all Directors individually and all Directors and Executive Officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

                                              Amount of
 Name and Address                             Beneficial       Percentage
of Beneficial Owner       Position            Ownership         of Class
-------------------     -------------      ---------------     ----------

William Callari         Chief Operating    121,846,899 (1)       73.0%
108 Fortunato Place     Officer and
Neptune, NJ  07753      Director

Erica Ventley           Chief Financial     40,882,871 (2)       46.0%
108 Fortunato Place     Officer, Acting
Neptune, NJ  07753      Principal Execu-
                        tive Officer
                        and Director

Gerald Goodman          Director             3,066,161 (3)        5.9%
Two Industrial Way West
Eatontown, NJ  07724

Albert H. Pleus         Vice Chairman      120,000,200 (4)       70.9%
108 Fortunato Place
Neptune, NJ  07753

Mark Spargo                                 14,000,015 (5)       23.6%
108 Fortunato Place
Neptune, NJ  07753

David Brownstein                            14,142,000           28.7%
210 Dee Court
Lakewood, NJ  08701

a21, Inc.                                   70,000,160 (6)       58.7%
One Embarcedero Center
Suite 500
San Francisco, CA  94111

Jane Kyhl-Fritsch                           64,613,922 (7)       57.8%
187 Woodland Street
Englewood, NJ  07631

James A. Schubert       Director of BFF     10,000,000 (8)       16.9%
4112 Sarellen Road      Acquisition
Richmond, VA  23231     Corp.

Directors and                              285,795,931 (1)(2)    89.4%
Officers as a Group                                    (3)(4)
(4 Persons)
_________________

(1) Includes 3,760,000 shares of Common Stock held directly by Mr. Callari; 421,379 shares of Common Stock held by North Star Resources, Inc., which is controlled by Mr. Callari; 104,799,960 shares of Common Stock underlying 873,333 shares of Series A Convertible Preferred Stock held by Mr. Callari; and 12,865,560 shares of Common Stock underlying 107,213 shares of Series A Convertible Preferred Stock held by North Star Resources, Inc. Does not include options to purchase 240,000 shares of Common Stock at prices ranging from $1.00 to $3.00 per share which were granted under the Company's Stock Option Plan since the Plan has not yet been approved by the Company's shareholders.

(2) Includes 1,037,241 shares of Common Stock held directly by Ms. Ventley; 259,310 shares of Common Stock held by her two children; 31,668,960 shares of Common Stock underlying 263,908 shares of Series A Convertible Preferred Stock held by Ms. Ventley; and 7,917,360 shares of Common Stock underlying 65,978 shares of Series A Convertible Preferred
     Stock held by her two children. Does not include options to purchase 240,000 shares of Common Stock at prices ranging from $1.00 to $3.00 per share which were granted under the Company's Stock Option Plan since the Plan has not yet been approved by the Company's share-holders.

(3) Includes 97,241 shares of Common Stock and 2,968,920 shares of Common Stock underlying 24,741 shares of Series A Convertible Preferred Stock.

     Does not include options to purchase 60,000 shares of Common Stock at prices ranging from $1.00 to $3.00 per share which were granted under the Company's Stock Option Plan since the Plan has not yet been approved by the Company's shareholders.

(4) Includes 50,000,040 shares of Common Stock underlying 416,667 shares of Series A Convertible Preferred Stock held by Mr. Pleus; 20,000,160 shares of Common Stock underlying 166,668 shares of Series A Conver-tible Preferred Stock held by a21, Inc.; and 50,000,000 shares of Common Stock underlying 125,000 shares of Series B Convertible Preferred Stock held by a21, Inc. Does not include options to purchase 240,000 shares of Common Stock at prices ranging from $1.00 to $3.00 per share which were granted under the Company's Stock Option Plan since the Plan has not yet been approved by the Company's share-holders, and options to purchase 250,000 shares at $1.00 which were outside of the Plan.

(5) Includes 3,889,655 shares of Common Stock and 10,110,360 shares of Common Stock underlying 84,253 shares of Series A Convertible Preferred Stock. Does not include options to purchase 75,000 shares of Common Stock at prices ranging from $1.00 to $3.00 per share which were granted under the Company's Stock Option Plan since the Plan has not yet been approved by the Company's share-holders.

(6) Includes 20,000,160 shares of Common Stock underlying 166,668 shares of Series A Convertible Preferred Stock held by a21, Inc. and 50,000,000 shares of Common Stock underlying 125,000 shares of Series B Convertible Preferred Stock held by a21, Inc. Agence 21, Inc. acquired the 166,668 shares of Series A Convertible Preferred Stock in March and April 2002, when Will Callari and Mark Spargo each transferred 83,334 shares of Series A Preferred which they owned to Agence 21 in exchange for 1,000,000 shares each of Agence 21 common Stock. Agence 21 is owned by a21, Inc.

(7) Includes 896,082 shares of Common Stock held directly by Ms. Kyhl-Fritsch; 1,153,080 shares of Common Stock held by The Henry Kyhl Trust, of which Ms. Kyhl-Fritsch serves as trustee; 27,359,040 shares of Common Stock underlying 227,992 shares of Series A Convertible Preferred Stock held by Ms. Kyhl-Fritsch; and 35,205,720 shares of Common Stock underlying 293,381 shares of Series A Convertible Preferred Stock held by The Henry Kyhl Trust.

(8) Represents 10,000,000 shares underlying five shares of Series C Convertible Preferred Stock.

                        CHANGE IN CONTROL OF THE COMPANY

     On December 6, 2001, the Company completed the acquisition of 100% of the outstanding common stock of Blue Flying Fish, Inc. ("BFFI"), in exchange for shares of the Company's common stock and Series A Convertible Preferred Stock. The Company issued a total of 18,800,000 shares of common stock and 4,783,333 shares of its Series A Convertible Preferred Stock to the shareholders of BFFI at the closing. In the negotiations between the Company and BFFI the Company agreed to issue to the shareholders of BFFI an amount of the Company's common stock that would result in the shareholders of BFFI owning approximately 95% of the Company's outstanding common stock. However, since the Company already had 30,491,424 shares of common stock outstanding and it only had 50,000,000 shares authorized, there was not a sufficient number of authorized and unissued shares available to accomplish the desired result. Therefore, the Company issued 18,800,000 shares of common stock and 4,783,333 shares of Series A Convertible Preferred Stock, with the intent that once the shareholders approve a 1 for 40 reverse split, there will be sufficient shares of common stock available for the Series A Convertible Preferred Stock to be converted into common stock. At that time the shareholders of BFFI would then own approximately 95% of the shares of the outstanding shares of common stock.

     Since the Company's preferred stock is non-voting, the Company's former President and largest shareholder, David Brownstein, granted an irrevocable proxy on 6,300,000 shares of his common stock to William Callari. This proxy originally expired, but it has been renewed and it now expires on March 31, 2003. As a result of the 18,800,000 shares of common stock that were issued to the BFFI shareholders and the proxy for 6,300,000 shares, the former BFFI shareholders now control 50.7% of the shares of common stock outstanding.

     The table above under "Security Ownership of Certain Beneficial Owners and Management" which sets forth the beneficial ownership of the persons listed therein, includes the shares of common stock underlying the shares of Series A Convertible Preferred Stock. The first column of the following table shows the number of votes each person in the table above can cast in the matters set forth herein, and the second column of the following table shows their beneficial ownership assuming that the shareholders approve the reverse split and all shares of Series A Convertible Preferred Stock are converted into common stock. In other words, the first column of this table shows how many votes each person would be able to cast if a matter were submitted to the shareholders at this time.


                                        Amount of Beneficial     Percentage of Beneficial
                                         Ownership Assuming      Ownership Assuming Pro-
                                      Proposal #1 is Approved     posal #1 is Approved
                                      and all Shares of Series   and all Shares of Series
                                      A Convertible Preferred    A Convertible Preferred
                                         Stock are Converted        Stock are Converted
      Name          Number of Votes       into Common Stock          into Common Stock
      ----          ---------------   -----------------------    ------------------------
William Callari        10,481,379          3,046,173                    18.1%
Erica Ventley           1,296,551          1,022,072                     6.1%
Gerald Goodman             97,241             76,655                      .5%
David Brownstein        7,842,000            353,550                     2.1%
Albert H. Pleus                 0          3,000,005                    17.8%
Mark Spargo             3,889,655            350,000                     2.1%
Jane Kyhl-Fritsch       2,049,162          1,615,399                     9.6%
James A. Schubert               0            250,000                     1.6%
Directors and
 Officers as a Group   11,875,171          7,144,905                    42.4%


                      CERTAIN INFORMATION PERTAINING TO
                    THE COMPANY AND BLUE FLYING FISH, INC.

     As indicated under the caption "Change in Control," on December 6, 2001, the Company acquired 100% of the outstanding common stock of Blue Flying Fish, Inc. ("BFFI") in exchange for 18,800,000 shares of the Company's common stock and 4,783,333 shares of its Series A Convertible Preferred Stock.

     Prior to the acquisition of BFFI, the Company was in the business of providing print and internet marketing services to the retail, wholesale, manufacturing and service industries, primarily in Central New Jersey. The Company has been in the development stage since its formation in 1998, has had limited revenues and operated at a loss since inception. During the three months ended September 30, 2001, the Company only had revenues of $9,543 and a net loss of $59,973. Since the Company did not have the capital necessary to develop its business, management determined that the best way to create value for the Company's shareholders was to redirect its existing business and acquire an operating business.

     The audited consolidated balance sheets of Buhl Industries, Inc. as of May 31, 2001, and 2000, and the audited consolidated statements of operations, cash flows and stockholders' deficiency of Buhl Industries, Inc. for the years ended May 31, 2001 and 2000; the audited consolidated balance sheets of the Company as of December 31, 2001 and 2000; and the audited consolidated statements of operations, cash flows and stockholders' deficiency of the Company for the years ended December 31, 2001 and 2000; the unaudited consolidated balance sheets for the Company as of June 30, 2002; the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2002 and 2001, for the Company; the unaudited consolidated balance sheet of BFFI as of November 30, 2001; the unaudited consolidated statement of operations of BFFI for the five months ended November 30, 2001; and the unaudited pro forma financial information as of and for the year ended December 31, 2001, are attached hereto.

     BFFI is a diversified company currently comprised of four operating divisions: Buhl Industries ("Buhl"); First American Mortgage Group ("FAMG"); BFF Services ("BFF Services"), and Blue Flying Fish Merchandising Group ("BFF Merchandising Group"). With the exception of the recently formed BFF Services and BFF Merchandising Group, the subsidiaries are existing businesses, acquired by the management for their turnaround and/or growth potential.

     BFFI management focuses on key areas to implement change; sales and marketing, cash flow management, strategic planning/M&A, and the use of shared internet-based technology services to reduce costs and grow distribution.

     Currently, the Company's biggest subsidiary is Buhl. Established in 1953, Buhl is a manufacturer of projection and lighting technology and electrical sockets. For year end May 31, 2001, it had a net loss before taxes of $803,983 on $4,889,732 in revenues.

     The Company's second largest division is FAMG, which was started in June of 2001. It is primarily a sub-prime mortgage broker.

     BFFI Services, launched in September of 2001, is a professional services consulting firm focusing upon outsourced management, technology strategy, system design, development, deployment and aggregation of best-of-breed Managed Service Producer relationships for clients and subsidiaries.

     BFF Merchandising Group was formed during the first quarter of 2002 for the purpose of finding and acquiring management and companies with a successful track record in the specialty media industry, specifically point-of-purchase display and in-store marketing. Vincent Butta, the former president of Advertising Display Company, Inc., joined BFF Merchandising Group as CEO and James A. Schubert serves as a member of the Board of Directors.
The Company expects BFF Merchandising Group to become its fastest growing division in 2002.

     The Company's common stock is quoted on the NASD's OTC Bulletin Board under the symbol "APAD." The following table sets forth, for the periods indicated, the high and low closing bid price quotations for the common stock. Such quotations reflect inter-dealer prices, do not include retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

                                             High               Low
                                          Closing Bid        Closing Bid
                                          -----------        -----------

Quarter ended June 30, 2000                 $1.19               $.25
Quarter ended September 30, 2000              .69                .25
Quarter ended December 31, 2000               .44                .09

Quarter ended March 31, 2001                  .27                .08
Quarter ended June 30, 2001                   .19                .03
Quarter ended September 30, 2001              .06                .03
Quarter ended December 31, 2001               .05                .01

Quarter ended March 31, 2002                  .06                .02
Quarter ended June 30, 2002                   .05                .01
Quarter ended September 30, 2002              .04                .02
Quarter ended December 31, 2002               .06                .02

     As a result of the Company's common stock not being quoted on NASDAQ or listed on an exchange, an investor may find it more difficult to dispose of or to obtain accurate quotations as to the market value of the Company's common stock. In addition, the Company is subject to a rule promulgated by the Securities and Exchange Commission. The rule provides that various sales practice requirements are imposed on broker/dealers who sell the Company's common stock to persons other than established customers and accredited investors. For these types of transactions, the broker/dealer has to make a special suitability determination for the purchaser and have received the purchaser's written consent to the transactions prior to sale. Consequently, the rule may have an adverse effect on the ability of broker/dealers to sell the Company's common stock, which may affect the ability of purchasers to sell the Company's common stock in the open market.

     As of April 13, 2002, there were approximately 109 holders of record of the Company's common stock. The number of record holders does not include holders whose securities are held in street name. The closing price of the common stock on December 6, 2001, the date of the closing of the transaction with BFFI, was $.02. The closing price of the common stock on January __, 2003 was $__. As of January __, 2003, the Company had 49,291,474 shares of common stock outstanding.

     The Company has never paid and does not anticipate paying cash dividends on its common stock in the foreseeable future. The Company intends to retain all earnings for use in the Company's business operations and in the expansion of its business.

                   CERTAIN INFORMATION PERTAINING TO a21, INC.

     a21 is developing technology and infrastructure to be engaged in the business of providing photographers and photography agencies with a full range of marketing, distribution, editorial and other business services. a21 will support the digitization and delivery of images through its electronic infrastructure, while its technology platform will support scanning and conversion of print quality digital images, digital watermarking, electronic payment and settlement and provide associated digital asset management. Marketing services will include artist promotions, exhibitions and fine art print sales.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

     The forward-looking statements included in Management's Discussion and Analysis of Financial Condition and Results of Operations, which reflect management's best judgment based on factors currently known, involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. You should not regard their inclusion as a representation by us that the objectives or plans will be achieved. Factors that might cause such a difference include, but are not limited to, competitive, technological, financial, and business challenges making it more difficult than expected to sell products and services. We may be unable to hire and retain our key sales, technical and management personnel; there may be other material adverse changes in our operations or business, and any or all of these factors may affect our ability to achieve our projected sales growth.

     Overview

     The following discussion should be read in conjunction with the Company's consolidated financial statements and related notes included elsewhere herein. The Company's results may be affected by various trends and factors, which are beyond the Company's control. These include factors discussed elsewhere herein.

Critical Accounting Policies

     The Company's discussion and analysis of its financial condition and results of operations are based upon the Company's consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to product returns, bad debts, inventories, intangible assets, investments, income taxes and contingencies and litigation. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results under different assumptions or conditions may differ from these estimates.

     The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of its consolidated financial statements. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. If the financial condition of the Company's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

     The Company writes down its inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon the aforementioned assumptions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

     The Company pursues strategic acquisitions. The Company records an investment impairment charge when it believes an investment has experienced a decline in value that is other than temporary. Future adverse changes in market conditions or poor operating results of underlying investments could result in losses or an inability to recover the carrying value of the investments that may not be reflected in an investment's carrying value, thereby possibly requiring an impairment charge in the future.

     The Company records a valuation allowance to reduce its deferred tax assets to the amount that is more likely than not to be realized. While the Company has considered future taxable income and ongoing product and feasible tax planning strategies in assessing the need for the valuation allowance, in the event the Company was to determine that it would be able to realize its deferred assets in the future in excess of its net recorded amount, an adjustment to the deferred tax asset would increase income in the period such determination was made. Likewise, should the Company determine that it would not be able to realize all or part of its net deferred tax asset in the future, and adjustment to the deferred tax asset would be charged to income in the period such determination was made.

     Results of Operations

     On December 6, 2001, the Company completed the acquisition of BFFI. The transaction was accounted for using the purchase method of accounting and, accordingly, the results of operations of BFFI have been included in the Company's consolidated financial statements since the date of acquisition. In the future the operations of the Company will primarily be that of BFFI. References to operations from 1999 to 2000 are therefore considered immaterial to the present Company operations.

     In February 2002, the Company established point of purchasing marketing business in BFF Acquisitions, Inc., one of the Company's subsidiaries. This business is conducted under the name Blue Flying Fish Merchandising Group ("BFF MG"), and is engaged in the business of finding and acquiring management and companies with a successful track record in the Specialty Media industry, specifically Point-of-Purchase Display and In-Store Marketing. The Company expects Blue Flying Fish Merchandising Group to become its fastest growing division in 2002 and 2003.

     On November 4, 2002, BFF MG signed a joint venture agreement with Showbest Fixtures Corporation in Richmond, Virginia. The joint venture desires to capitalize upon the respective strengths of each organization. BFF MG will be primarily responsible for marketing, sales and design work, while Showbest will concentrate on manufacturing, procurement and assembly. While each party is free to pursue business in any fashion it desires, it will also strategically decide what projects would provide the best service to the client by utilizing the joint venture. The joint venture calls for assessing direct project costs to the joint venture as well as requisite revenue and expenses, and sharing in profitability on a 50:50 basis. As of January 1, 2003, the joint venture terms were modified to allow for variable profitability splits on a project specific basis, in favor of the Company.
The Company expects to generate revenues for the joint venture during the fourth quarter of 2002.

NINE MONTHS ENDED SEPTEMBER 30, 2002 VS. NINE MONTHS ENDED SEPTEMBER 30, 2001

     Net revenues for the nine months ended September 30, 2002 were $3,695,823 compared to $109,010 for the nine months ended September 30, 2001. The increase was primarily attributable to the acquisition of BFFI on December 6, 2001. Most of the revenues were from two of BFFI's subsidiaries, Buhl Industries ("Buhl") and First American Mortgage Group ("FAMG"). Buhl's revenues during the most recent nine months period were approximately $2,500,000 compared to approximately $2,700,000 for the nine months ended September 30, 2001. The decline in sales is primarily attributable to the slowdown in the economy and a decrease in demand for the overhead projection products. This trend has continued through the end of 2002 but as the economy improves the Company believes demand will increase for the Company's products. FAMG'S revenues during the most recent nine-month period were approximately $984,000 compared to $287,000 for the period from June 2001 (inception) through September 2001. The revenue for FAMG has increased primarily because in 2001 FAMG was a start-up business and during 2002 FAMG ran its operations for a full nine-month period as an established mortgage broker. FAMG expects the revenue to increase in the future periods. BFFI also had approximately $85,000 in revenue from BFF Merchandising Group during the last three months of the most recent nine-month period. This business commenced during September 2002 and it is expected to be the fastest growing subsidiary of the Company.

     Cost of sales for Buhl for the nine months ended September 30, 2002 was approximately $1.9 million compared to $2.4 million for the nine months ended September 30, 2001. Buhl attributes the decrease primarily to the decrease in sales volume and the decrease in rent expense due to the relocation of its manufacturing facilities.

     Cost of sales for FAMG for the nine months ended September 30, 2002 was approximately $587,000 as compared to approximately $337,000 for the period June 2001 through September 30, 2001. The increase is primarily attributable to the fact that operations for 2002 incorporated the nine months as compared to four months during 2001.

     Selling, general and administrative expenses for Buhl for the nine months ended September 30, 2002 were approximately $556,000 as compared to approximately $813,000 for the nine months ended September 30, 2001. The Company attributes the decrease primarily to decreases in payroll costs, professional fees and a reduction in depreciation and amortization expenses.

     Selling, general and administrative expenses for FAMG for the nine months ended September 30, 2002 were approximately $546,000 as compared to approximately $371,000 for the period June 2001 through September 30, 2001. The increase is primarily attributable to the fact that operations for 2002 incorporated nine months as compared to four months during 2001.

THREE MONTHS ENDED SEPTEMBER 30, 2002 VS. THREE MONTHS ENDED SEPTEMBER 30,
2001

     Revenues for Buhl for the three months ended September 30, 2002 were approximately $936,000 as compared to $1.1 million for the three months ended September 30, 2001. The Company attributes the decrease primarily to the reasons set forth in the nine-month analysis above.

     Revenues for FAMG for the three months ended September 30, 2002 were approximately $223,000 as compared to approximately $248,000 for the three months ended September 30, 2001. FAMG attributes the decrease to slowness in the economy experienced during 2002.

     Cost of sales for Buhl for the three months ended September 30, 2002 was approximately $687,000 as compared to approximately $843,000 for the three months ended September 30, 2001. Buhl attributes the decrease primarily to the reasons set forth in the nine-month analysis above.

     Cost of sales for FAMG for the three months ended September 30, 2002 was approximately $98,000 as compared to approximately $226,000 for the three months ended September 30, 2001. FAMG attributes the decrease primarily to a reduction in payroll costs during 2002 and the start-up costs incurred during 2001 that were non-recurring.

     Selling, general and administrative expenses for Buhl for the three months ended September 30, 2002 were approximately $184,000 as compared to approximately $244,000 during the three months ended September 30, 2001. Buhl attributes the decrease primarily to the reasons set forth in the three-month analysis.

     Selling, general and administrative expenses for FAMG for the three months ended September 30, 2002 were approximately $148,000 as compared to approximately $204,000 for the three months ended September 30, 2001. FAMG attributes the decrease primarily to reductions in payroll costs and professional fees.

YEAR ENDED DECEMBER 31, 2001 VS. YEAR ENDED DECEMBER 31, 2000

     Net revenues for the year ended December 31, 2001 increased to $516,457 from $126,605 for the year ended December 31, 2000. The Company attributes the 307.9% increase primarily to the inclusion of revenues from the Company's subsidiaries in connection with the acquisition of BFFI on December 6, 2001.

     Cost of sales for the year ended December 31, 2001 increased to $454,340 from $24,792 for the year ended December 31, 2000. The Company attributes the increase primarily to the inclusion of cost of goods sold from the Company's subsidiaries in connection with the acquisition of BFFI on December 6, 2001.

     Selling, general and administrative expenses for the year ended December 31, 2001 decreased to $573,788 from $594,071 for the year ended December 31, 2000. The Company attributes the decrease primarily to the efforts to cut expenses by reducing personnel and general administrative costs offset, in part, to the inclusion of selling, general and administrative expenses of its newly acquired subsidiary.

LIQUIDITY AND CAPITAL RESOURCES

     The Company's need for funds has increased from period to period, as it has incurred expenses for among other things, research and development; marketing activities; operations; and, attempts to raise the necessary capital to expand the Company's capacity. The Company has funded these needs through private placements of its equity, debt and advances from its shareholders.
The Company has a line of credit with a financing company, but as of June 30, 2002 the Company was not in compliance with the debt covenants. Due to reduced volume and historical losses after the initiation of the lending relationship with Rosenthal & Rosenthal, Inc. ("Rosenthal"), Buhl Industries, Inc. ("Buhl") is in technical violation of various financial and other covenants in the loan agreement. Rosenthal has not formally called a default due to these technical violations and Buhl is in the process of renegotiating the agreement with Rosenthal in light of the changes in the Company.

     The report of Amper, Politziner & Mattia P.A. relating to the audit of our financial statements for the year ended December 31, 2001 was prepared on a going concern basis. The report notes that the Company incurred a net loss of approximately $538,000 during the year ended December 31, 2001 and as of that date our current liabilities exceeded current assets by approximately $2,121,000. The Company has a continued need for financing. The financing environment cannot be predicted with certainty. Required funds may not be available, and if available, may result in dilution to current shareholders. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the then existing shareholders of the Company will be reduced, and such securities may have rights, preferences or privileges senior to those of the then existing holders of the Company's common stock. There can be no assurance that additional financing will be available or favorable terms, or at all. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to fund its future needs. Such inability could have a material adverse effect on the Company's business results of operations and financial condition. Factors which could cause the Company to require additional capital include, among other things, a softening in the demand for the Company's existing products, an inability to respond to customer demand for new products, potential acquisitions requiring substantial capital and net losses that could result in net cash being used in operating, investing and/or financing activities which result in net decreases in cash and cash equivalents. Net losses may preclude the Company from raising debt or equity financing.

     On October 25, 2002, an unrelated investor provided BFF MG with a $100,000 short-term loan at 8% interest payable monthly in arrears. BFF MG is obligated to principal repayment equal to 10% of all net revenue collected by BFF MG, directly or through financing sources, net of any advances. The remaining principal is due in a balloon payment on June 30, 2002. In order to induce the lender to issue debt, the Company issued a warrant for the purchase of 20,000 common post-reverse shares at $0.75. There were no other costs associated with this transaction; however, Albert Pleus, an investor and a director of the Company personally guaranteed the notes.

     On October 8, 2002, $350,000 of collateral, securing short-term loans from an unrelated third party, was sold. The collateral was provided to the Company by Realty Development & Management Corp ("RDM"), an entity owned and controlled by an officer and director of the Company. As an inducement to provide collateral to secure this debt, at the time of the original loan, the Company granted RDM a three-year option to purchase Series D Preferred Stock. RDM used the proceeds of the sale of collateral to purchase the notes from the unrelated investor. Additional expenses of $26,799.85 incurred for payment of the commissions, legal fees and other expenses associated with the sale of the collateral were added to the note principal balance. The notes ware due at year-end. Collectively these loans were providing short-term liquidity to the Company during 2002. The entire principal amount and accrued interest aggregating $400,000 was converted on the maturity date into four Series B Participating Preferred shares of the wholly-owned subsidiary, BFF Acquisition Corp. Each share of Series B Participating Preferred has a liquidation value of $100,000. The shares have no voting and no conversion rights. Each share is entitled to two percent (2%) of BFF Acquisition Corp.'s net profits before gains on sale of assets. The Company has the right to call the Series B Participating Preferred at two hundred and fifty percent (250%) of the face value anytime after three years. Revenues in BFF Acquisition Corp. during the three months ended September 30, 2002, were $85,000 which would represent 6.9% of the Company's total revenues during the period.

     The Company anticipates that it will continue to raise money through debt and equity raises and that its operating divisions will operate nearly at break-even profitability as it will continue its efforts to attract additional investors to provide short- and long-term capital. However, the Company cannot guarantee that it will be able to raise requisite funds or maintain operations at levels necessary to generate revenues, attain profitability and maintain liquidity.

               RESULTS OF OPERATIONS OF BFFI AND SUBSIDIARIES
                    FOR THE YEAR ENDED DECEMBER 31, 2001
                 COMPARED TO THE YEAR ENDED DECEMBER 31, 2000

     The financial statements of BFFI and subsidiaries for 2001 include operations of all the Company and its subsidiaries but for 2000 the only operating entity was Buhl Industries, Inc. For these purposes the comparison from 2001 to 2000 will be that of only Buhl.

     Sales for Buhl decreased from 2000 to 2001 primarily due to general economic state of affairs during 2001 as well as a slowdown of its OEM customers who were reducing their inventory.

     Cost of goods sold for Buhl decreased from 2000 to 2001 primarily due to the reasons stated above and the transferring to overseas manufacturing facilities to lower cost facility in Yugoslavia.

     Selling, general and administrative expenses decreased from 2000 to 2001 primarily to a decrease in rent expense for its U.S. operations, a decrease in officers compensation and a reduction in Company personnel.

                        ACTIONS TO BE TAKEN AT MEETING

     The meeting has been called by the directors of the Company to consider and act upon proposals to:

     (1) approve merging with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Colorado to Delaware, changing the name to BFF Holdings, Inc., and effecting a one for forty (1 for 40) reverse split of the outstanding shares of the Company's common stock; and

     (2)  approve the Company's 2003 Stock Option Plan

     The holders of a majority of the outstanding shares of common stock of the Company present at the meeting in person or represented by proxy constitute a quorum. To be approved, proposal number (1) must receive the affirmative vote of a majority of the outstanding shares. If a quorum is present, proposal number (2) must receive the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote thereon. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routing proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, will be counted as present for purposes of the proposals and will count as votes against all of the proposals.

               PROPOSED PLAN OF MERGER TO CHANGE THE STATE OF
           INCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE,
                  TO CHANGE THE NAME OF THE COMPANY AND
                     TO EFFECT A REVERSE STOCK SPLIT

     The Board of Directors of the Company has unanimously adopted a resolution approving a plan of merger of the Company into a wholly-owned subsidiary of the Company and directing that the plan of merger be submitted to shareholders for approval at the Special Meeting. The primary purpose of the merger is to change the state of incorporation of the Company from Colorado to Delaware so that the Company will have the benefit of the Delaware General Corporation Law and the substantial body of judicial decisions interpreting and applying that statute. The merger will also result in a change of the name of the Company to "BFF Holdings, Inc.," and effect a one for forty reverse split of the outstanding common stock of the Company.

     The principal effects of the merger will be that:

     1. The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Delaware corporation laws.

     2. Each forty (40) shares of issued and outstanding Common Stock will be automatically converted into one (1) share of common stock in the Delaware corporation.

     3. Each share of Series A, Series B and Series C Preferred Stock issued and outstanding will be automatically converted into a like share of preferred stock in the Delaware corporation. The conversion ratios of the preferred stock will be adjusted for the 1 for 40 reverse split.

     4. The Delaware corporation will have 50,000,000 shares of $.0001 par value common stock authorized and 10,000,000 shares of $.0001 par value preferred stock authorized.

     5. The Delaware corporation will succeed to all of the rights, privileges and powers of the Company, will possess all of the properties of the Company, and will assume all of the debts, liabilities and obligations of the Company.

     The terms of the merger are contained in a Plan and Agreement of Merger (the "Plan of Merger"). The Plan of Merger provides that the Company will be merged into a wholly-owned subsidiary of the Company organized under the Delaware General Corporation Law for the purpose of changing the Company's state of incorporation (the "Merger"). This subsidiary, BFF Holdings, Inc., which is referred to in this proxy statement as "BFFI", will be the surviving corporation in the Merger. The Merger will not involve a change in the business or management of the Company. Upon the effectiveness of the Plan of Merger, each forty (40) outstanding shares of Common Stock of the Company will automatically be converted into one (l) share of Common Stock of BFFI. In addition, each share of Series A, Series B and Series C Preferred Stock will be converted into a like share of Preferred Stock of BFFI. No fractional shares will be issued, and any shareholder entitled to a fraction of a share will receive one full share in lieu of such fraction.

     The approval by the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Plan of Merger.

     The Plan of Merger provides that it may be terminated and the Merger abandoned by resolution of the Board of Directors of the Company.

                   DIFFERENCES IN CAPITALIZATION OF THE
                    COLORADO AND DELAWARE CORPORATIONS

     The Company's Colorado Articles of Incorporation provide for 50,000,000 shares of authorized common stock, no par value, and 5,000,000 shares of authorized non-voting preferred stock, no par value. The Delaware corporation will have 50,000,000 shares of $.0001 par value common stock authorized and 10,000,000 shares of $.0001 par value preferred stock authorized. The two primary differences between the Colorado and Delaware Articles of Incorporation relate to the preferred stock. The number of authorized preferred shares in the Delaware corporation will be 10,000,000 which is twice the amount of authorized preferred shares in the Colorado corporation. The Company believed that it was necessary to increase the number of authorized shares of preferred stock because the Company currently has 4,918,343 shares of preferred stock issued and outstanding.

     The second difference relates to the voting rights of the preferred stock. The Colorado corporation could only issue non-voting preferred stock. The Delaware Articles of Incorporation provide that the Board of Directors can decide whether or not each new series of preferred stock will have voting rights when the series is created. This will provide the Board of Directors with more flexibility when it creates a new series of preferred stock.

     The shares of preferred stock which are currently outstanding in the Colorado corporation will be replaced with shares of preferred stock in the Delaware corporation which will be identical in all material respects except that the par value of the Delaware preferred shares will be $.0001 compared to no par value shares in the Colorado corporation. The Company is using the small par value in Delaware in order to minimize the amount of the annual
Delaware franchise tax.   If no par value is specified in Delaware, Delaware
assigns an arbitrary par value which usually results in a much larger franchise tax than would be assessed if the par value is very low.

     The increase in the number of authorized shares of preferred stock and the increase in the number of authorized but unissued shares of common stock which will result from the reverse split will generally empower the Company's board of directors to issue additional shares without prior notice to stockholders and without their approval. These issuances may result in substantial dilution to the interests of the current shareholders and they may have the effect of rendering more difficult or discouraging an acquisition or change in control of the Company.

     The Company currently has no plans, understandings or arrangements regarding the new issuance of any shares of preferred stock, and other than the shares of common stock which will be issued upon the conversion of the existing preferred stock, the Company has no plans, understandings or arrangements for the issuance of additional shares of common stock.

                           REASON FOR NAME CHANGE

     The change of the Company's name from Adpads Incorporated to BFF Holdings, Inc. is being proposed to reflect the new business of the Company which changed after the completion of the acquisition of Blue Flying Fish, Inc. in December 2001. The Company was unable to adequately develop its business of providing marketing services to retail, wholesale, manufacturing and service industries, and therefore this business was redirected and the Company acquired Blue Flying Fish, Inc. which is a diversified company with three operating subsidiaries.

                        REASONS FOR THE REVERSE SPLIT

     The reverse split is being proposed as part of the merger in order to comply with the Company's agreement with Blue Flying Fish Inc. In the acquisition of Blue Flying Fish, Inc., the Company issued 4,783,333 shares of Series A Convertible Preferred Stock which will be convertible into 14,349,999 shares of Common Stock after the reverse split. The Company issued Convertible Preferred Stock in this acquisition because the Company didn't have a sufficient number of shares authorized and unissued Common Stock to issue to the owners of Blue Flying Fish. Therefore, after the reverse split and the conversion of all of the Series A Convertible Preferred Stock there will be approximately 15,612,400 shares of Common Stock issued and outstanding. The Company chose a 1 for 40 reverse split because the Company wanted to have between 15 million and 20 million shares outstanding after all shares of Series A Convertible Preferred Stock are converted. The selection of this amount is somewhat arbitrary, but the Company has 50,000,000 shares of common stock authorized and the Company wanted to have sufficient shares available for future financings, acquisitions and stock option exercises. By using a 1 for 40 reverse split, the Company will still have more than fifty percent of its authorized and unissued shares available for these purposes.

     Following is a table which shows the effect of the reverse split and the passage of the first proposal:

                                                                After Split and Approval of
                                                            First Proposal (Assuming all Shares
                                                             of Series A Convertible Preferred
                                   Before Split             Stock are Converted to Common Stock)
                     -----------------------------------  --------------------------------------
                                  Issued and                            Issued and
                     Authorized   Outstanding   Unissued   Authorized   Outstanding     Unissued
                     ----------   -----------  ----------  ----------   -----------    ----------

Common Stock         50,000,000   49,221,474      778,526  50,000,000   15,610,536     34,389,464
Series A Preferred    4,793,333    4,793,333            0   4,793,333            0              0
Series B Preferred      125,000      125,000            0     125,000      125,000              0
Series C Preferred            5            5            0           5            5              0
Series D Preferred            5            0            5           5            0              5
Preferred Stock -
  not designated         81,657            0       81,657   5,081,657            0      5,081,657


     Following is a table showing the number of shares of common stock reserved for preferred conversions and all other obligations:

                                           After Split and Approval
                          Before Split         of First Proposal
                          ------------     ------------------------

Series A Preferred        575,199,960            14,379,999
Series B Preferred         50,000,000             1,250,000
Series C Preferred         10,000,000               250,000
2003 Stock Option Plan         --                 3,000,000


          REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

     The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the domicile to Delaware in order to have the benefits afforded by a more flexible corporation law. Delaware has a well-established policy of continuously reviewing and updating its corporate laws. Consistent with this policy, the corporate laws of Delaware are frequently revised and Delaware currently has a flexible and modern statute governing the conduct of corporate affairs.

     Thousands of corporations, including a great many of the larger corporations in this country, are now incorporated in Delaware. The number of corporations maintaining their domicile in Delaware over the years has resulted in a judiciary particularly familiar with many phases of corporate matters and a substantial body of decisions construing its laws and establishing public policy affecting its corporations. Based on the well developed and predictable nature of the Delaware corporate law, management believes that the ongoing operations and business of the Company can be carried on to better advantage if the Company is incorporated under the laws of Delaware. See "Significant Differences in Corporate Law of Colorado and Delaware."

     Delaware has in effect an anti-takeover statute that would, following the reincorporation, make it difficult for a potential acquiror to effect a takeover or change in control of the Company without management's consent and the consent of the Company's shareholders. Accordingly, the reincorporation will have the effect of making it more difficult to remove the existing management of the Company. Colorado does not have a comparable statute. Management is unaware of any person accumulating the Company's voting securities or seeking to take control of the Company, but believes that reincorporation in Delaware is still desirable for the reasons described above, notwithstanding the anti-takeover effect of reincorporation.

DIFFERENCES BETWEEN CORPORATE LAW OF COLORADO AND DELAWARE

     Management is of the opinion that, except as described below (for example, written consents of shareholders, appraisal rights of dissenting shareholders, required vote of shareholders needed to take certain actions, anti-takeover legislation, etc.), there are no substantial differences relating to the rights of shareholders between the Certificate of Incorporation and By-Laws of the Company and those of the Surviving Corporation.

     Although no attempt has been made to summarize all differences in the corporate laws of such states, management believes the following to be a fair summary of the significant differences in the corporate laws of the States of Colorado and Delaware which could affect the Company's shareholders:

     EXAMINATION OF BOOKS AND RECORDS

     Under Colorado corporation law, a person must have been a shareholder for at least three months, or be the holder of record of at least five percent of all outstanding shares of any class of stock of a corporation in order to examine certain records of the corporation, including the minutes of meetings of the board of directors and board committees, accounting records and shareholder records. Under Delaware corporation law, any shareholder with a proper purpose may demand inspection of the records of the corporation.

     DIVIDENDS

     Under Delaware corporation law, a corporation may pay dividends to its shareholders either out of surplus (net assets in excess of stated capital), or in case there is no surplus, out of net profits for the current fiscal year and the preceding fiscal year, with certain limitations. Under Colorado corporation law, dividends may be paid out of net assets available after providing for satisfaction of preferential rights of shareholders whose preferential rights are superior to those receiving the dividend.

     VOTES OF SHAREHOLDERS

     Colorado corporation law provides that unless the Certificate of Incorporation provides otherwise, the vote of two-thirds of all outstanding shares entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. The Certificate of Incorporation of the Company permits such actions to be taken upon vote of a majority of the outstanding shares entitled to vote. Under Delaware corporation law and the Certificate of Incorporation of the Surviving Corporation, the vote of a majority of the outstanding stock entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. Under both Colorado and Delaware law, action by the Board of Directors, as well as the shareholders, is required to amend the corporate charter, effect a merger or consolidation or the sale, lease or exchange of its assets. Accordingly, the reincorporation will not have a practical impact on the vote of shareholders necessary to approve significant corporate transactions.

     CUMULATIVE VOTING

     Delaware corporation law permits a corporation to provide cumulative voting by including a provision to that effect in its Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation will not have a provision permitting cumulative voting. Under Colorado corporation law, shareholders have cumulative voting unless prohibited in the Certificate of Incorporation. The Certificate of Incorporation of the Company currently prohibits cumulative voting; accordingly, the reincorporation will not have a practical impact on such rights of shareholders.

     ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Under Colorado corporation law, shareholders may take action without meetings by unanimous written consent of the shareholders entitled to vote. Under Delaware corporation law, shareholders may take action without meetings by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Since management will own in the aggregate more than a majority of the votes represented by the Surviving Corporation's common stock, it will have the power to act by written consent to authorize any action which requires shareholder approval, without the vote of any other shareholders.

     ANTI-TAKEOVER LEGISLATION

     Delaware has enacted a statute which prevents a "business combination" between an "interested shareholder" and a Delaware corporation for a period of three years after such shareholder became an interested shareholder, unless certain conditions are met. Colorado corporation law does not contain a parallel provision. The Delaware statute defines a business combination as any merger or consolidation, any sale, lease, exchange or other disposition of 10% or more of a corporation's assets, or any transaction (subject to certain exceptions) which results in the transfer of stock of a corporation to the interested shareholder, increases his proportionate ownership of a corporation's stock or results in such interested shareholder receiving the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. The Delaware statute defines an interested shareholder as (subject to certain exceptions) any person who is the owner of 15% or more of the outstanding voting stock of the corporation or a person who is an affiliate or associate of the corporation who became the owner of 15% or more of the outstanding voting stock of the corporation within the three-year period prior to the date on which it is sought to determine whether such shareholder is interested. A business combination is exempt from the effect of the statute if, among other things, either (i) prior to the date the shareholder became interested, the board of directors approved either the business combination or the transaction that resulted in the shareholder becoming interested, (ii) upon consummation of the transaction that resulted in the shareholder becoming interested, such shareholder owned at least 85% of the corporation's voting stock at the time the transaction consummated, or
(iii) an or after the date the shareholder becomes interested, the business combination is approved by the board of directors and authorized at an annual or special meeting of shareholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

     The anti-takeover statute provides that the Certificate of Incorporation of a Delaware corporation may provide that the corporation expressly elects not to be governed by the statute. The Certificate of Incorporation of the Surviving Corporation does not include such a provision.

     The effect of reincorporation in Delaware, and thereby subjecting the Company to the anti-takeover statute, will make it more difficult for a person who seeks to acquire control of the Company or to effect a business combination with the Company, such as a tender offer, to do so without management's approval, thereby making it more difficult to remove existing management of the Company. The Delaware statute could, therefore, potentially have an adverse impact on shareholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of the shareholders.

     The reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirors to negotiate with incumbent management. The disadvantages to shareholders of the reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for the Company's shares will be made. The reincorporation will have a practical effect on shareholders by making it more difficult to remove existing management without such management's approval.

     DISSOLUTION

     Under Colorado corporation law and the Company's Certificate of Incorporation, the Company can voluntarily dissolve upon its board of directors adopting a resolution setting forth a proposal to dissolve which proposal is approved by a majority of the shareholders entitled to vote thereon. Under Delaware law, a corporation can voluntarily dissolve if its board of directors and a majority of the shareholders entitled to vote thereon approve the dissolution, or without approval of the board of directors if all the shareholders entitled to vote approve the dissolution.

     LIABILITY OF DIRECTORS

     Under Delaware law, directors are jointly and severally liable to a corporation for willful or negligent violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Colorado law, directors are jointly and severally liable to the corporation if they vote for or assent to acts which violate statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Colorado law, there is no express standard of conduct which can protect a director from liability nor any express statute of limitations with respect to any such illegal acts by a director, as there are under Delaware law, and directors are not liable as long as they did not vote for or assent to any of the illegal acts. Colorado law, unlike Delaware law, allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he does not register his dissent in the minutes of the meeting, by voting against the illegal act.

     RIGHTS OF DISSENTING SHAREHOLDERS

     Shareholders of the Company are presently entitled under Colorado corporation law to receive payment for their shares if they dissent from certain corporate actions, such as mergers, consolidations or sales of all or substantially all of the Company's assets. Under Delaware corporation law, there is no such right to receive payment in a sale of assets and there is no such right to receive payment in a merger or consolidation under the following circumstances. The common stock of the surviving corporation in the merger or consolidation must be listed on a national securities exchange or held of record by 2,000 or more persons and the only consideration that the shareholders may receive in the merger or consolidation is stock of the corporation resulting from the merger or consolidation or stock of a listed company with 2,000 or more shareholders and cash in lieu of fractional shares.

EFFECTIVE DATE OF MERGER

     Subject to the satisfaction of the conditions of the merger, it is contemplated that the merger will be made effective as of January __, 2003.

                     RIGHTS OF DISSENTING SHAREHOLDERS

     Article 113 of the Colorado Business Corporation Act (the "Act") grants certain rights to obtain payment for their shares to dissenting shareholders of a Colorado corporation (such as the Company) with respect to any plan of merger and sales of all, or substantially all, of such corporation's assets. Strict statutory procedures set forth in Section 7-113-202 of the Act must be followed by dissenting shareholders and failure to do so will result in forfeiture of their rights to payment, and cause such shareholders to be bound by such actions. A shareholder may assert his rights to payment with respect to all or a portion of the shares held by him.

     FAILURE TO FILE THE REQUIRED DOCUMENTS AND TO SUBMIT SUCH SHARES WITHIN THE SPECIFIED TIME PERIODS MAY AUTOMATICALLY CAUSE A TERMINATION OF DISSENTERS' RIGHTS. ADDITIONALLY, A VOTE IN FAVOR OF THE PROPOSED SALE OR MERGER WILL CONSTITUTE A WAIVER OF THE SHAREHOLDERS' RIGHTS UNDER THE ACT AS TO SUCH ACTION, BUT A FAILURE TO VOTE AGAINST THE PROPOSED MERGER WILL NOT. A VOTE AGAINST THE PROPOSED MERGER WILL NOT SATISFY THE REQUIREMENTS OF A WRITTEN OBJECTION AT OR PRIOR TO THE MEETING AND A WRITTEN DEMAND AND DEPOSITING OF CERTIFICATES WITHIN THE TIME SET FORTH IN THE NOTICE TO OBJECTING SHAREHOLDERS.

     The following summary of the provisions of Article 113 is not intended to be a complete statement of such provisions and is qualified in its entirety to the full text of Article 113, a copy of which is attached to this Information Statement as Exhibit A, and incorporated herein by reference. Shareholders are urged to consult legal counsel with respect to dissenters' rights.

     Shareholders of a Colorado corporation have the right, in certain circumstances, to dissent from certain corporate actions, including the consummation of a plan of merger by a Colorado corporation which requires the approval of such corporation's shareholders. Shareholders entitled to dissent are also entitled to obtain a cash payment in the amount of the fair value of their shares. The holders of the Company's common stock have such rights with respect to the merger.

     A holder of the Company's common stock who wishes to assert dissenters' rights under Article 113 must (i) cause the Company to receive, before the vote is taken with respect to the merger, written notice of the holder's intention to demand a cash payment for the holder's shares of the Company's common stock if the merger is effectuated; and (ii) not vote the shares of the Company's common stock in favor of the merger. A holder of the Company's common stock failing to satisfy these requirements will not be entitled to dissenters' rights under Article 113.

     If the merger is approved, the Company must give a written dissenters' notice to all the Company's shareholders who are entitled to demand a cash payment for their shares under Article 113 (the "Dissenters' Notice") within ten days after shareholder approval of the merger. The Dissenters' Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made; (iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters' Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by
Section 7-113-103(3) of the Business Corporation Act; and (vi) be accompanied by a copy of Article 113.

     A shareholder of the Company who wishes to obtain a cash payment for his or her shares of the Company's common stock must demand a cash payment by submitting the form provided pursuant to (iii) above, or by stating such demand in another writing, and depositing the shareholder's certificate(s) for certificated shares. The Company may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder of the Company who does not provide demand for a cash payment by the dates set forth in the Dissenter's Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his or her shares of the Company's common stock as provided in the Business Corporation Act.

     Pursuant to Sections 7-113-206 and 207 of the Business Corporation Act, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, the Company must pay each dissenter who complied with Section 7-113-204 the amount of cash that the Company estimates to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding the Company;
(ii) a statement of the Company's estimate of the fair value of the shares;
(iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand a cash payment under Section 7-113-209; and
(v) a copy of Section 7-113-206 of the Business Corporation Act.

     Section 7-113-208 of the Business Corporation Act permits the Company to require each shareholder to certify in writing, or in the dissenter's cash payment demand, whether or not the dissenter acquired beneficial ownership of his or her shares of the Company's common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters' notice. If any dissenter does not so certify in writing, the Company may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

     A dissenter may give written notice to the Company, within 30 days after the Company makes or offers a cash payment for the dissenter's shares of the Company's common stock, of the dissenter's estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject the Company's offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his or her shares of the Company's common stock or that the interest due was incorrectly calculated; (ii) the Company fails to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) the Company does not return the deposited certificates as required by Section

7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

     If a demand for a cash payment under Section 7-113-209 remains unresolved, the Company may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of the Company's common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of the Company's common stock, plus interest, less any amount paid by the Company. The costs associated with this proceeding shall be assessed against the Company, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against the Company or the dissenters. If the Company does not commence a proceeding within the 60-day period, it must pay each dissenter whose demand remains unsettled the amount of cash demanded.

VOTING AND BOARD OF DIRECTORS RECOMMENDATIONS

     An affirmative vote of a majority of the shares of the outstanding common stock will be required to approve the proposed merger with the Delaware subsidiary.

     The Board of Directors recommends approval of the proposed merger with the Delaware subsidiary.

                     APPROVAL OF 2003 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     In January 2003, the Company's Board of Directors approved the establishment of its 2003 Stock Option Plan (the "2003 Plan") subject to approval of the Company's shareholders. The Board of Directors believes that the 2003 Plan will advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes it also will enable the Company to attract and retain the services of key employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance, and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 2003 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are key employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 2003 Plan may not exceed 3,000,000 shares (after the proposed 1 for 40 reverse split), subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions.

     The Board of Directors may amend the 2003 Plan at any time, provided that the Board may not amend the 2003 Plan to materially increase the number of shares available under the 2003 Plan, materially increase the benefits accruing to Participants under the 2003 Plan, or materially change the eligible class of employees without shareholder approval.


Federal Income Tax Treatment

     An employee, officer, director or consultant who has been granted a stock option under the Plan which is not an Incentive Stock Option will not realize taxable income and the Company will not be entitled to a deduction at the time of grant. Upon exercise of such an option, the employee will generally realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding compensation deduction.

     An employee who has been granted a stock option which is an Incentive Stock Option will not realize taxable income at the time of grant. Upon exercise of an Incentive Stock Option, an employee will not ordinarily recognize income. However, the amount by which the fair market value of the option shares exceeds the purchase price is an item of tax preference for alternative minimum tax purposes in the year of exercise. In the year of sale or other taxable disposition of the shares acquired upon exercise of an Incentive Stock Option, an employee will recognize ordinary income or a capital gain to the extent that the sale price exceeds the exercise price. However, the transaction will only qualify for treatment as a capital gain if the sale or disposition is later than (i) two years after the option is granted and (ii) one year after the option is exercised. The Company receives no deduction at any time for Incentive Stock Options.

New Plan Benefits

     The following table sets forth information as to the benefits or amounts that will be received by each of the following persons or groups with respect to options which have been granted under the 2003 Plan. The amounts give effect to the proposed 1 for 40 reverse stock split.

                               2003 Stock Option Plan

                                                           Number of Shares
                                                              Underlying
         Name and Position          Dollar Value($)(1)     Options Granted(2)
         -----------------         ------------------      ------------------

Erica Ventley, CFO and Acting          $ -0-                    240,000
  Principal Executive Officer

All current Executive Officers,        $ -0-                    480,000
  as a Group

All non-Executive Officer              $ -0-                    300,000
  Directors as a Group (2
  persons)

All non-Executive Officer              $ -0-                          0
  Employees as a Group

____________________

(1) The dollar value of the options granted was calculated by multiplying the number of options by the difference in the fair market value of the Company's Common Stock on January 15, 2003 ($.025 multiplied by 40) less the exercise price.

(2) The exercise prices are $1.00 for one-third of the options; $2.00 for one-third of the options) and $3.00 for one-third of the options.

     The following table sets forth information as to all equity compensation plans of the Company other than the 2003 Plan as of December 31, 2002:

                      Equity Compensation Plan Information

                                                                   Number of
                                                                   securities
                                                                   remaining
                          Number of                                available for
                          securities to                            future issuance
                          be issued           Weighted-average     under equity
                          upon exercise       exercise price of    Compensation Plans
                          of outstanding      outstanding          (excluding securi-
                          options, warrants   options, warrants    ties reflected in
                          and rights          and rights           column (a))

Plan Category                  (a)                  (b)                  (c)
-------------             -----------------   ------------------   ------------------
Equity compensation
 plans approved by
 security holders                   0                --                        0

Equity compensation
 plans not approved
 by security holders                0                --                        0
                              -------                                  ---------

Total                               0                                          0



VOTING AND BOARD OF DIRECTORS RECOMMENDATIONS

     Approval of the 2003 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommend a vote FOR approval of the 2003 Plan.

                            SHAREHOLDER PROPOSALS

     The Board of Directors has not yet determined the date on which the next annual meeting of the shareholders will be held. Any proposal by a shareholder intended to be presented at the Company's next annual meeting of shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

     Shareholders intending to bring any business before the next annual meeting of shareholders that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, a reasonable amount of time before the Company mails its information or proxy statement related to such meeting.

                                OTHER BUSINESS

     As of the date of this Information Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. A majority vote of the shares represented at the Meeting is necessary to approve any such matters.

                               BY ORDER OF THE BOARD OF DIRECTORS



                               Erica Ventley, CFO and Acting
                               Principal Executive Officer

Neptune, New Jersey
January __, 2003

                       INDEX TO FINANCIAL STATEMENTS

BLUE FLYING FISH INC AND SUBSIDIARIES                                  Page

   Consolidated Balance Sheet - November 30, 2001 (unaudited) .....    3-4

   Consolidated Statement of Operations for the five months
   ended November 30, 2001 (unaudited) .............................   5

BUHL INDUSTRIES, INC. AND SUBSIDIARY

  Independent Accountants' Report ..................................   6

  Consolidated Balance Sheets - May 31, 2001 and 2000 ..............   7

  Consolidated Statements of Operations for the years ended
  May 31, 2001, 2000 and 1999 ......................................   8

  Consolidated Statements of Stockholders' Deficiency for the
  years ended May 31, 2001, 2000 and 1999 ..........................   9

  Consolidated Statements of Cash Flows for the years ended
  May 31, 2001, 2000 and 1999 ......................................   10

  Notes to Consolidated Financial Statements .......................  11-17

  Consolidated Balance Sheet - August 31, 2001 (unaudited) .........  18-19

  Consolidated Statement of Operations for the three months
  ended August 31, 2001 (unaudited) ................................  20

ADPADS INCORPORATED AND SUBSIDIARY

  Independent Auditors' Report .....................................  21

  Independent Auditors' Report .....................................  22

  Consolidated Balance Sheets - September 30, 2002 and December 31,
  2001 and 2000 ....................................................  23-24

  Consolidated Statements of Operations - nine months and three months ended September 30, 2002 (unaudited) and 2001, and years ended December 31, 2001 and 2000 .................................  25

  Consolidated Statements of Operations and Comprehensive Loss
  (unaudited) ......................................................  26

  Consolidated Statements of Stockholders' Equity (Deficiency) .....  27

  Consolidated Statements of Cash Flows - nine months ended
  September 30, 2002 and 2001, and years ended December 31, 2001 and 2000 .........................................................  28-29

  Notes to Consolidated Financial Statements .......................  30-45

INTRODUCTION TO UNAUDITED PRO FORMA COMBINED AND CONDENSED
FINANCIAL DATA .....................................................  46

  Unaudited Pro Forma Combined Statement of Operations
  (Historical) .....................................................  47

  Notes to the Unaudited Pro Forma Combined Statements of
  Operations .......................................................  48

BFF HOLDINGS, INC.

  No financials are included because this corporation has not been formed as of the date of the Information Statement.

                    BLUE FLYING FISH, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                                  (Unaudited)

                                     ASSETS

                                                          November 30,
                                                             2001
                                                          ------------

Current Assets:
     Cash                                                 $   39,248
     Accounts receivable, less allowance
       for doubtful accounts of $4,000                       612,083
     Inventories                                             778,171
     Prepaid expenses                                         40,060
                                                          ----------
          Total Current Assets                             1,469,562
                                                          ----------
Property, plant and equipment - net                          775,511

Goodwill                                                   1,011,381

Intangible assets                                            151,024
                                                          ----------
          TOTAL ASSETS                                    $3,407,478
                                                          ==========

                      BLUE FLYING FISH AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                                 (Unaudited)

                  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                                                          November 30,
                                                             2001
                                                          ------------

Current Liabilities:
     Accounts payable                                     $1,432,795
     Accrued expenses                                        479,807
     Loan payable                                            831,531
     Current portion long term debt                          214,487
     Due to shareholders                                     518,128
                                                          ----------
          Total Current Liabilities                        3,476,748

Stockholders' Deficiency:
     Common stock, $.00001 per share,
       authorized 20,000,000 shares; outstanding
       14,500,000 shares                                       1,450
     Additional paid-in capital                                4,949
     Deficit                                                 (75,669)
                                                          ----------

          Total Stockholders' Deficiency                     (69,270)
                                                          ----------

          TOTAL LIABILITIES AND STOCKHOLDERS'
            DEFICIENCY                                    $3,407,478
                                                          ==========

                 BLUE FLYING FISH, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENT OF OPERATIONS
                                (Unaudited)

                                                       Five Months Ended
                                                          November 30,
                                                              2001
                                                       -----------------

Sales                                                     $1,029,649

Costs and Expenses:
     Cost of sales                                           570,970
     General and administrative expenses                     501,032
                                                          ----------
                                                           1,072,002
                                                          ----------

Loss from operations                                         (42,353)

Other income - net                                               329
                                                          ----------

Loss before interest expense                                 (42,024)

Interest expense                                              33,645
                                                          ----------
Net loss                                                  $  (75,669)
                                                          ==========

INDEPENDENT ACCOUNTANTS' REPORT


To the Board of Directors and Stockholders of Buhl Industries, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheets of Buhl Industries, Inc. and Subsidiary as of May 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the three years in the period ended May 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Buhl Industries, Inc. and Subsidiary as of May 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ AMPER, POLITZINER & MATTIA P.A.

March 28, 2002
Edison, New Jersey

                    BUHL INDUSTRIES, INC. AND SUBSIDIARY
                         Consolidated Balance Sheets
                                    May 31,

                                    Assets
                                                     2001           2000
                                                  ----------     ----------
Current assets
  Cash and cash equivalents                       $   31,156     $    8,864
  Accounts receivable, trade-net of allowance
   for doubtful accounts of $4,000 and $5,000        440,692        605,072
  Accounts receivable - related party                  3,116         15,945
  Inventory                                          688,722        850,054
  Other current assets                                49,361         83,105
                                                  ----------     ----------
                                                   1,213,047      1,563,040
Property and equipment, less accumulated
  depreciation                                       369,637        477,570

Other assets
  Patent, less accumulated amortization of
   $24,000 and $16,000                               112,544        120,584
  Other assets                                        73,874        103,761
                                                  ----------     ----------
                                                  $1,769,102     $2,264,955
                                                  ==========     ==========

                     Liabilities and Stockholders' Deficiency

Current liabilities
  Line of credit                                  $  717,448     $  789,755
  Notes payable, current maturities                  428,865        271,507
  Accounts payable and accrued expenses              881,082        785,495
  Accounts payable-related party                     337,629         30,707
                                                  ----------     ----------
                                                   2,365,024      1,877,464
Long term debt, net of current maturities                864        305,812

Stockholders' loans payable                          272,483        237,915

Stockholders' deficiency
  Preferred stock, $1.00 par value, 9% non-
   cumulative, 1,000 shares authorized, 190
   shares issued                                     190,000        190,000
  Common stock, no par value, 1,000 shares
   authorized, 380 shares issued and outstanding     380,000        380,000
  Additional paid-in capital                       2,425,000      2,255,000
  Accumulated deficit                             (3,408,800)    (2,600,767)
  Less treasury stock, at cost 190 and 115
   shares of preferred stock)                       (455,469)      (380,469)
                                                  ----------     ----------
                                                    (869,269)      (156,236)
                                                  ----------     ----------
                                                  $1,769,102     $2,264,955
                                                  ==========     ==========
See accompanying notes to consolidated financial statements.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                     Consolidated Statements of Operations
                          For the Years Ended May 31,

                                        2001           2000         1999
                                     ----------    -----------   -----------
Net sales (including $213,000,
 $120,000 and $-0- from related
 party)                              $4,889,732    $ 5,306,422   $ 6,042,115

Cost of goods sold (including
 $807,000, $122,000 and $-0-
 from related party)                  4,343,358      4,738,872     5,426,120
                                     ----------    -----------   -----------
Gross profit                            546,374        567,550       615,995
                                     ----------    -----------   -----------

Other expenses
 Selling                                444,609        559,123       464,244
 General and administrative             561,659        696,162       542,855
 Research and development               104,908        104,981       610,033
                                     ----------    -----------   -----------
                                      1,111,176      1,360,266     1,617,132
                                     ----------    -----------   -----------
Loss from operations                   (564,802)      (792,716)   (1,001,137)

Interest expense and bank charges      (239,181)      (282,653)     (299,248)
                                     ----------    -----------   -----------
Loss before income taxes               (803,983)    (1,075,369)   (1,300,385)

Income tax benefit                            -              -       416,655
                                     ----------    -----------   -----------
Net loss                             $ (803,983)   $(1,075,369)  $  (883,730)
                                     ==========    ===========   ===========





















See accompanying notes to consolidated financial statements.

                      BUHL INDUSTRIES, INC. AND SUBSIDIARY
               Consolidated Statements of Stockholders' Deficiency
                  For the Years Ended May 31, 2001, 2000 and 1999


                 Number            Number             Additional                 Number                   Total
                   of                of                Paid-in     Accumulated     of      Treasury    Stockholders'
                 Shares   Amount   Shares    Amount    Capital       Deficit     Shares     Stock       Deficiency
                 ------  --------  ------   --------  ----------   -----------   ------   ----------   -------------
Balance at
June 1, 1998        380  $380,000     190   $190,000   $       -    $ (641,668)     115    $(380,469)  $    (452,137)

Net loss              -         -       -          -           -      (883,730)       -            -        (883,730)
                 ------  --------  ------   --------  ----------   -----------   ------   ----------   -------------
Balance at
June 1, 1999        380   380,000     190    190,000           -    (1,525,398)     115     (380,469)     (1,335,867)

Net loss              -         -       -          -           -    (1,075,369)       -            -      (1,075,369)

Capital
contribution          -         -       -          -   2,255,000             -        -            -       2,255,000
                 ------  --------  ------   --------  ----------   -----------   ------   ----------   -------------
Balance at
May 31, 2000        380   380,000     190    190,000   2,255,000    (2,600,767)     115     (380,469)       (156,236)

Net loss              -         -       -          -           -      (803,983)       -            -        (803,983)

Dividends             -         -       -          -           -        (4,050)       -            -          (4,050)

Purchase of
treasury stock        -         -       -          -           -             -       75      (75,000)        (75,000)

Capital
contribution          -         -       -          -     170,000             -        -            -         170,000
                 ------  --------  ------   --------  ----------   -----------   ------   ----------   -------------

Balance at
May 31, 2001        380  $380,000     190   $190,000  $2,425,000   $(3,408,800)     190   $ (455,469)  $    (869,269)
                 ======  ========  ======   ========  ==========   ===========   ======   ==========   =============






















See accompanying notes to consolidated financial statements.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                     Consolidated Statements of Cash Flows
                          For the Years Ended May 31,

                                                    2001           2000         1999
                                                 ----------    -----------   -----------
Cash flows from operating activities
 Net loss                                        $ (803,983)   $(1,075,369)  $  (883,730)
 Adjustments to reconcile net loss to net
  cash provided by (used in) operating activities
   Depreciation and amortization                    142,716        168,212       202,820
   (Gain) loss on disposition of equipment          (26,292)       135,799             -
   (Increase) decrease in
    Accounts receivable - trade and related
     parties                                        177,209        192,440       263,446
    Inventory                                       161,332        267,940       428,576
    Other current assets                             33,744        (25,347)            -
    Other assets                                     37,833        (65,755)     (261,582)
   Increase (decrease) in
    Accounts payable and accrued expenses -
     trade and related parties                      402,509        (42,442)      153,895
                                                 ----------    -----------   -----------
Net cash provided by (used in) operating
 activities                                         125,068       (444,522)      (96,575)
                                                 ----------    -----------   -----------
Cash flows from investing activities
 Payments for purchase of property and equipment     (8,400)       (50,205)      (64,820)
                                                 ----------    -----------   -----------
Net cash provided by (used in) investing
 activities                                          (8,400)       (50,205)      (64,820)
                                                 ----------    -----------   -----------
Cash flows from financing activities
  Reduction in revolving line of credit             (72,307)             -             -
  Net proceeds from notes payable                         -         64,755       200,000
  Principal payments on long-term debt             (147,590)      (799,824)     (309,524)
  Proceeds from additional paid-in capital          170,000      1,173,958             -
  (Payments on) / proceeds from stockholders'
    loans                                           (44,479)             -       307,815
                                                 ----------    -----------   -----------
Net cash provided by (used in) financing
 activities                                         (94,376)       438,889       198,291
                                                 ----------    -----------   -----------
Net change in cash and cash equivalents              22,292        (55,838)       36,896

Cash and cash equivalents - beginning                 8,864         64,702        27,806
                                                 ----------    -----------   -----------
Cash and cash equivalents - ending               $   31,156    $     8,864   $    64,702
                                                 ==========    ===========   ===========

Supplemental disclosure of cash paid
 Interest                                        $  176,000    $   160,000   $   238,000
 Income taxes                                             -              -             -

See accompanying notes to consolidated financial statements.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES OPERATIONS

Buhl Industries, Inc. and Subsidiary (the "Company") are manufacturers and distributors of two lines of business. One is overhead projectors and advanced optical products used in lighting studios, and the other is tungsten and metal halide lampholders. Their facility is located in Fairlawn, New Jersey. The overhead projector and lampholder businesses are about equal in size based on gross revenue. The optical products business is referred to as Buhlite and is a division of Buhl Industries, Inc. Credit is granted to substantially all customers, the majority of whom are Board of Educations located in the United States.

The Company has entered into an agreement with its European distributor to manufacture certain overhead projectors. The European distributor has entered into an agreement with Istra Vega of Slovania to manufacture the units (see
Note 8).

ORGANIZATION

The consolidated financial statements include the accounts of Buhl Industries, Inc. and its wholly owned Subsidiary, Buhl Electric, Inc. after elimination of all significant intercompany balances and transactions.

REVENUE RECOGNITION

The Company recognizes revenue when goods are shipped and title passes to the customer.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company evaluates the recoverability of its long-lived assets in accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS No., 121"). SFAS No. 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to such assets.

INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out basis) or market.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES OPERATIONS (Continued)

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed on the straight-line method over estimated useful lives as follows:

     Machinery and equipment     5 - 20 years
     Office equipment            5 -  7 years
     Furniture and fixtures      7 - 10 years
     Leasehold improvements     10 - 40 years or life
                                of lease, whichever is shorter

INCOME TAXES

The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered.

PATENT

The cost of patent acquired is amortized on the straight-line basis over the remaining life of 17 years. Amortization expense charged to operations during the years ended May 31, 2001, 2000, and 1999 was $8,000 in each year. The Company evaluated the recoverability of its patent. Management believes that there is no impairment at this time.

LOAN ACQUISITION COSTS

Professional fees and other expenses associated with debt acquisition are amortized on the straight-line method over the three-year term of the note and are included in other assets. Amortization expense charged to operations during the year ended May 31, 2001, 2000, and 1999 was $30,000, $5,000, and
$0, respectively.

At May 31, 2001 and 2000, net loan acquisition costs of $60,000 and $90,000 are included in other assets.

RESEARCH AND DEVELOPMENT COSTS

The Company strongly believes that its future success depends on its ability to refine, adapt and enhance the technology developed for its low-energy lamp product line as well as develop new applications and products in its lamp socket business. Accordingly, the Company intends to continue to make investments in the development of new technologies, the commercialization of product enhancements that builds on the Company's existing technological base, and the refinement and development of additional applications for its products.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE  1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES OPERATIONS (Continued)

RESEARCH AND DEVELOPMENT COSTS (Continued)

The Company's research and development efforts are directed primarily in its low-energy lamp technology product line. The patented "Buhlite" is a low power, high efficiency system of light collection optics powered by ceramic metal Halide lamp technology. Significant efforts are being directed toward architectural improvements as well as enhancements in digital multiplexing
(DMX).

Over the course of the past five years the Company has invested more than $1,035,000 in its research, development and product enhancement efforts. Research and development activities, especially with respect to new products and technologies, are subject to significant risks, and there can be no assurance that any of the Company's efforts in these areas will be completed successfully.

Research and development costs are expensed as incurred.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. As amended by SFAS No. 138, SFAS No. 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. This statement did not have a material impact on the Company's financial position and results of operations.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets." Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are reviewed annually for impairment. Separable intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives. The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived assets and for Long-Lived assets to be Disposed of" and also supercedes the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for segments of a business to be disposed of. Among its many provisions, SFAS No. 144 retains the fundamental requirements of both previous standards, however, it resolves significant implementation issues related to FASB Statement No. 121 and broadens the separate presentation of discontinued operations in the income statement required by APB Opinion No. 30 to include a component of an entity (rather than a segment of a business). The provisions of SFAS No. 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001 with early application encouraged. The Company does not believe, based on current circumstances, the effect of adoption of SFAS No. 144 will be material.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 2 - INVENTORY
                                                       May 31,
                                                 2001           2000
                                              ----------     ----------

     Raw materials                            $  469,000     $  716,000
     Finished goods                              220,000        134,000
                                              ----------     ----------
                                              $  689,000     $  850,000
                                              ==========     ==========
NOTE 3 - PROPERTY AND EQUIPMENT

                                                       May 31,
                                                 2001           2000
                                              ----------     ----------

     Machinery and equipment                  $1,639,000     $1,699,000
     Office equipment                             94,000         94,000
     Furniture and fixtures                       41,000         41,000
     Leasehold improvements                       57,000         57,000
                                              ----------     ----------
                                               1,831,000      1,891,000
     Less accumulated depreciation             1,461,000      1,413,000
                                              ----------     ----------
     Property and equipment, net              $  370,000     $  478,000
                                              ==========     ==========

Depreciation expense for the years ended May 31, 2001, 2000, and 1999 was $105,000, $155,000, and $190,000, respectively.

NOTE 4 - LINE OF CREDIT

The Company entered into a three-year revolving line-of-credit agreement with a financing company in March 2000, which is collateralized by substantially all corporate assets and is personally guaranteed by several stockholders.
The revolving credit facility has an overall limitation of $2,775,000, not to exceed a defined combination of 75% of eligible accounts receivable plus 75% of the appraised orderly liquidation value of finished goods inventory and 75% of the appraised orderly liquidation value of machinery and equipment. Interest is charged at the prime rate plus 2.25% and is payable monthly. Additionally, the Company is required to pay an administration fee of $750 per month, and facility fees of 3/4 of 1% of the line of credit payable at the closing date; and 1/2 of 1% of the unused line of credit payable on each anniversary of the closing date thereafter.

The lender recategorized a portion of the line of credit as an equipment term loan. Details are included in the long-term debt footnote.

The bank's prime rate at May 31, 2001 was 7.0%.

The note agreements contain requirements for maintaining defined levels of net worth (as defined) and working capital. At May 31, 2001, the Company was not in compliance with these covenants. Under the terms of the agreement, the bank can require the Company to repay the debt on demand and the line of credit has been classified as a current liability.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 5 - LONG-TERM DEBT

                                                       May 31,
                                                 2001           2000
                                              ----------     ----------
Note payable to a bank through December
2001, payable at $4,348 per month including
interest at 11% with the balance payable at
maturity.  The note is collateralized by
substantially all the assets of the
Company.                                      $  177,000     $  196,000

Note payable to a financing company through
May 2005, payable at $6,250 per month plus
interest at prime plus 2.25%.  The note is
collateralized by substantially all the
assets of the Company and personally
guaranteed by several stockholders. (1)          250,000        376,000

Capital lease payable to a financing company
through September 2002, payable at $216 per
month including interest at 13.5%, collater-
alized by specific equipment.                      3,000          5,000
                                              ----------     ----------
                                                 430,000        577,000
Less current maturities                          429,000        271,000
                                              ----------     ----------
Long-term debt, net of current maturities     $    1,000     $  306,000
                                              ==========     ==========
______________

(1) At May 31, 2001, the Company was not in compliance with debt covenants (see Note 4), and accordingly has classified approximately $250,000 of equipment loans as a current liability.
______________

The approximate aggregate amount of all long-term debt maturities for the years ending May 31, is as follows:

       2002           $254,000
       2003             75,000
       2004             75,000
       2005             25,000

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 6 - OPERATING LEASES

The Company has a five year lease for office and warehouse space expiring February, 2006. Monthly payments are $7,300. The Company is required to pay utilities and insurance relating to the leased facility. The Company leases certain equipment and vehicles under various operating leases expiring through September 2002.

The future minimum rental payments in excess of one year follow:

       2002           $ 95,000
       2003             89,000
       2004             88,000
       2005             88,000
       2006             65,000
                      --------
                      $425,000
                      ========

Rent expense for all operating leases for 2001, 2000, and 1999 was $185,000, $187,000, and $230,000, respectively.

NOTE 7 - INCOME TAXES

Deferred tax attributes resulting from differences between financial accounting amounts and tax bases of assets and liabilities at May 31, 2001 and 2000 are as follows:

Allowance for doubtful accounts             $     2,000      $     2,200
Valuation allowance                              (2,000)          (2,200)
                                            -----------      -----------
Net current deferred tax asset              $         -      $         -
                                            ===========      ===========

Noncurrent assets (liabilities)

Property and equipment                      $  (135,000)     $  (135,000)
Net operating loss carryforward               1,552,000        1,232,000
Deferred state tax liability                    (92,000)         (92,000)
                                            -----------      -----------
                                              1,325,000        1,005,000
Valuation allowance                          (1,325,000)      (1,005,000)
                                            -----------      -----------
Net noncurrent deferred tax asset           $         -      $         -
                                            ===========      ===========

As of May 31, 2001, the Company has available federal net operating loss carryforwards of approximately $2,750,000, which begin to expire in 2017. Available state net operating loss carryforwards of approximately $3,300,000 begin to expire in 2005.

Due to recent operating losses, management believes the deferred tax assets are not likely to be utilized and therefore have been offset entirely through a valuation allowance. The valuation allowance increased $320,000 and $583,000 as of May 31, 2001 and 2000 to $1,327,000 and $1,007,000,
respectively.

                     BUHL INDUSTRIES, INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements

NOTE 8 - RELATED PARTY TRANSACTIONS

Buhl Europe is a company domiciled in France that acts as a distributor of the Buhl Electric product line in the European market. A shareholder of the Company, David Kyhl, was instrumental in the formation of Buhl Europe and is currently a 10% owner. The Company sells finished products to Buhl Europe and purchases raw material parts from Buhl Europe. For the years ended May 31, 2001, 2000 and 1999 the Company had sales to Buhl Europe of $213,000, $120,000 and $-0-, respectively. For the year ended May 31, 2001, 2000 and 1999 the Company purchased raw material parts from Buhl Europe in the amount of $807,000, $122,000 and $-0-, respectively. As of May 31, 2001 and 2000 the
Company had a receivable from Buhl Europe of $3,116 and $15,945, respectively. As of May 31, 2001 and 2000 the Company owed Buhl Europe $337,629 and $30,207, respectively. All transactions between the Company and Buhl Europe were in the normal course of doing business.

NOTE 9 - PREFERRED STOCK

Preferred stock is non-voting. The Company purchased the remaining shares of preferred stock at par as of May 31, 2001. A corporate note was issued to all remaining preferred stockholders.

NOTE 10 - STOCKHOLDERS' LOAN PAYABLE

Notes payable to stockholders bear interest at 6.5% per annum, mature April 2005, and are subordinated to the financing company debt (see Note 5). Interest expense on the stockholders' loans payable was $14,000, $118,000, and $54,000, for 2001, 2000 and 1999.

NOTE 11 - NON CASH FINANCING ACTIVITIES

During the year ended May 31, 2001, the Company borrowed $79,050 from stockholders to purchase 75 shares of preferred stock for $75,000 and pay dividends. During the year ended May 31, 2000, the Company reclassed $1,081,000 of loans to stockholders to additional paid in capital as capital contributions.

NOTE 12 - SUBSEQUENT EVENT

On October 25, 2001, the shareholders of the Company tendered all of its outstanding shares of the Company common stock in exchange for 3,000,000 restricted shares of the .001 par value common stock of Blue Flying Fish, Inc. ("BFFI").

On December 6, 2001, the shareholders of BFFI tendered all of the outstanding common stock of BFFI to Adpads Incorporated ("APAD") in exchange for 4,783,333 authorized but unissued restricted shares of the Series A Convertible Preferred Stock of APAD and 18,800,000 authorized unissued restricted shares of common stock of APAD.

                       BUHL INDUSTRIES INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 AUGUST 31, 2001
                                   (UNAUDITED)

ASSETS

Current Assets:
  Cash and cash equivalents                        $   17,660
  Accounts receivable, trade-net of
    allowance for doubtful accounts
    of $4,000                                         431,103
  Accounts receivable related parties                   2,906
  Inventory                                           922,585
  Other current assets                                 45,350
                                                   ----------
                                                    1,419,604

  Property and equipment, less accumulated
    depreciation                                      342,137

Other assets:
  Patents, less accumulated amortization
    of $26,000                                        110,544
  Other assets                                         39,810
                                                   ----------
                                                   $1,912,095
                                                   ==========

                       BUHL INDUSTRIES INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 AUGUST 31, 2001
                                   (UNAUDITED)

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
  Line of credit                                   $   616,278
  Notes payable - current maturities                   225,084
  Accounts payable and accrued expenses                902,339
  Accounts payable - related parties                   748,532
                                                   -----------
                                                     2,492,233
                                                   -----------

Stockholders' loans payable                            432,044

Stockholders' deficiency:
  Preferred stock, $1.00 par value, 9%
    non-cumulative, 1,000 shares authorized,
    190 shares issued                                  190,000
  Common stock, no par value, 1,000 shares
    authorized, 380 shares issued and
    outstanding                                        380,000
  Additional paid-in capital                         2,425,000
  Accumulated deficit                               (3,551,713)
  Less treasury stock at cost
    (190 shares of preferred stock)                   (455,469)
                                                   -----------
                                                    (1,012,182)
                                                   -----------
                                                   $ 1,912,095
                                                   ===========

                       BUHL INDUSTRIES INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE THREE MONTHS ENDED
                                 AUGUST 31, 2001
                                   (UNAUDITED)


Net sales (including $54,000 from
  related party)                                   $1,104,369

Cost of goods sold (including $154,000
  from related party)                                 843,059
                                                   ----------
Gross profit                                          261,310
                                                   ----------

Other expenses:
  Selling                                              71,113
  General and administrative                          250,107
  Research and development                             26,227
                                                   ----------

Loss from operations                                 (86,137)

Interest expense and bank charges                     56,776
                                                   ---------

Loss before income taxes                            (142,913)

Income tax provision                                    -
                                                   ---------

Net loss                                           $(142,913)
                                                   =========

                        Independent Auditors' Report

To the Shareholders of
AdPads Incorporated and Subsidiary

     We have audited the accompanying consolidated balance sheets of AdPads Incorporated and Subsidiary as of December 31, 2001, and the related consolidated statements of operations, changes in shareholders' equity (deficiency) and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred recurring losses from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     The financial statements of AdPads Incorporated as of December 31, 2000, were audited by other accountants whose report dated March 23, 2001 expressed an unqualified opinion on those statements and included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.

                                    /s/ Amper, Politziner & Mattia

May 1, 2002
Edison, New Jersey

                           INDEPENDENT AUDITORS' REPORT


To the Shareholders of
AdPads Incorporated

We have audited the accompanying balance sheet of AdPads Incorporated (A Development Stage Company) as of December 31, 2000, and the related statements of operations, changes in shareholders' equity (deficiency) and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AdPads Incorporated (A Development Stage Company) at December 31, 2000, and the results of its operations and its cash flows for the year ended December 31, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's financial position at December 31, 2000 and results of operations and cash flows to December 31, 2000 raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                  WISS & COMPANY, LLP

                                  /s/ Wiss & Company, LLP
Red Bank, New Jersey
March 23, 2001

                      ADPADS INCORPORATED AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS


                                        September 30,       December 31,
                                            2002         2001         2000
                                        ----------    ----------    --------
                                        (Unaudited)
ASSETS

Current Assets:
   Cash                                 $    7,746    $   26,962    $   -
   Marketable securities                   370,000          -           -
   Accounts receivable - less allowance
    of $4,000 at September 30, 2002 and
    December 31, 2001 and $1,000 at
    December 31, 2000                      553,320       357,791       3,365
   Note receivable - related party          50,000          -           -
   Accounts receivable - related party      36,144       106,418        -
   Inventories                             565,591       751,551       8,695
   Prepaid expenses and other current
    assets                                  73,488        37,288        -
                                        ----------    ----------    --------
     Total Current Assets                1,656,289     1,280,010      12,060
                                        ----------    ----------    --------

Property, plant and equipment - net        747,254       813,563     114,625

Cash, restricted for collateral against
 line of credit agreement                  100,000       100,000        -

Goodwill                                 1,456,698     1,456,698        -

Intangible assets-net                      128,901       150,354        -

Investment                                    -          250,000        -
                                        ----------    ----------    --------
     TOTAL ASSETS                       $4,089,142    $4,050,625    $126,685
                                        ==========    ==========    ========


















See notes to consolidated financial statements.

                       ADPADS INCORPORATED AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS

                                        September 30,        December 31,
                                           2002          2001         2000
                                        ----------    ----------    --------
                                        (Unaudited)
LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIENCY)

Current Liabilities:
   Notes payable                        $1,105,223    $  728,366    $   -
   Current portion of long term debt       147,284       208,188      15,273
   Accounts payable                      1,574,881     1,075,446      69,549
   Accrued expenses                        777,465       338,359      45,512
   Account payable - related party         171,017       748,532        -
   Notes payable - related party            50,008          -           -
   Stockholder loans' payable              344,018       302,432        -
   Deferred revenue                           -             -         26,288
                                        ----------    ----------    --------
     Total Current Liabilities           4,169,896     3,401,323     156,622

Notes payable - related party               50,000          -           -
Stockholder loans payable-subordinated     406,093       472,097     138,175
Long term debt                                -             -         52,379
                                        ----------    ----------    --------
     Total Liabilities                   4,625,989     3,873,420     347,176
                                        ----------    ----------    --------
Commitments and Contingencies

Stockholders' Equity:
  Series A Convertible Preferred stock,
   no par value, authorized 5,000,000
   shares; 4,793,333 outstanding in 2002
   and 2001                                     48            48        -
  Series B Convertible Preferred stock,
   no par value, authorized 125,000
   shares; 125,000 outstanding in 2002
   and 2001                                250,000       250,000        -
  Series C Convertible Preferred stock,
   no par value authorized 5 shares;
   5 shares outstanding in 2002
   liquidation preference of $500,000      500,000          -           -
  Common stock, no par value authorized
   50,000,000; outstanding 49,291,474,
   49,291,474 and 24,591,474 shares,
   respectively                          1,068,198     1,068,198     382,198
  Additional paid-in-capital                26,382          -           -
  Accumulated deficit                   (2,501,475)   (1,141,041)   (602,689)
  Cumulative other comprehensive income    120,000          -           -
                                        ----------    ----------    --------
     Total Stockholders' Equity
      (Deficiency)                        (536,847)      177,205    (220,491)
                                        ----------    ----------    --------
     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIENCY)  $4,089,142    $4,050,625    $126,685
                                        ==========    ==========    ========

See notes to consolidated financial statements.

                       ADPADS INCORPORATED AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                   Nine Months Ended Sept 30,  Three Months Ended Sept 30,   Years Ended December 31,
                                   -------------------------   ---------------------------   ------------------------
                                       2002         2001          2002           2001         2001          2000
                                   -----------   -----------   -----------   -----------   -----------   -----------
Net Sales                          $ 3,695,823   $   109,010   $ 1,237,266   $     9,543   $   516,457   $   126,605

Costs and expenses:
   Cost of sales                     2,604,221        42,484       847,784        10,948       454,340        24,792
   Selling, general and
    administrative                   2,302,498       311,095       898,620        50,541       573,785       594,071
                                   -----------   -----------   -----------   -----------   -----------   -----------
                                     4,906,719       353,579     1,746,404        61,489     1,028,125       618,863

Loss from operations                (1,210,896)     (244,569)     (509,138)      (51,946)     (511,668)     (492,258)
Other income                             7,655          -            1,801          -           10,301          -
Interest expense                      (157,194)      (24,083)      (61,976)       (8,027)      (36,985)      (12,859)
                                   -----------   -----------   -----------   -----------   -----------   -----------
Net loss                           $(1,360,435)  $  (268,652)  $  (569,313)  $   (59,973)  $  (538,352)  $  (505,117)
                                   ===========   ===========   ===========   ===========   ===========   ===========

Loss per common share - basic
 and diluted                       $    (0.03)   $     (0.01)  $     (0.01)  $      -      $     (0.02)  $    (0.02)
                                   ===========   ===========   ===========   ===========   ===========   ===========

Weighted average number of
 common shares outstanding -
 basic and diluted                  49,291,474    25,239,826    49,291,474    26,094,474    27,348,186    22,896,351
                                   ===========   ===========   ===========   ===========   ===========   ===========
























See notes to consolidated financial statements.

                        ADPADS INCORPORATED AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                                     (Unaudited)

                                   Nine Months Ended Sept 30,  Three Months Ended Sept 30,   Years Ended December 31,
                                   -------------------------   ---------------------------   ------------------------
                                       2002         2001          2002           2001         2001          2000
                                   -----------   -----------   -----------   -----------   -----------   -----------

Net loss                           $(1,360,435)  $  (268,652)  $  (569,313)  $   (59,973)  $  (538,352)  $  (505,117)

Other comprehensive income
 (expense) net of income taxes:

   Unrealized gain on
     marketable securities             120,000          -          120,000           -            -             -
                                   -----------   -----------   -----------   -----------   -----------   -----------
Comprehensive loss                 $(1,240,435)  $  (268,652)  $  (449,313)  $   (59,973)  $  (538,352)  $  (505,117)
                                   ===========   ===========   ===========   ===========   ===========   ===========





































See notes to consolidated financial statements.

                      ADPADS INCORPORATED AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)

                                                        Series A           Series B           Series C
                                  Common Stock          Preferred          Preferred          Preferred
                            ----------------------  ------------------  -----------------  ---------------   Pain-in    Retained
                   Total      Shares     Amount       Shares    Amount  Shares    Amount   Shares   Amount   Capital    Earnings
                 ---------  ----------  ----------  ----------  ------  -------  --------  ------  --------  -------  -----------
Balance,
January 1, 2000  $(22,068)  15,542,000  $   75,504              $-               $-                $-        $-       $   (97,572)

Sales of common
stock             215,000    2,183,000     215,000

Issuance of
common stock         -       4,200,015        -

Issuance of
common stock
from
acquisition      (150,000)     250,000    (150,000)

Exercise of
warrants          180,000    2,200,000     180,000

Issuance of
common stock
for debt           10,800       60,000      10,800

Issuance of
common stock
for services       59,852      156,459      59,852

Other              (8,958)                  (8,958)

Net loss         (505,117)                                                                                               (505,117)

   Comprehensive
   loss
                 ---------  ----------  ----------  ----------  ------  -------  --------  ------  --------  -------  -----------
Balance,
December 31,
2000              (220,491) 24,591,474     382,198               -                -                 -         -          (602,689)

Issuance of
common stock
for services        40,000     500,000      40,000

Sale of
common stock        50,000   1,000,000      50,000

Issuance of
common stock
for debt           220,000   4,400,000     220,000

Issuance of
common stock
for acquisition    376,048  18,800,000     376,000   4,793,333      48

Exchange of
preferred stock
for investment     250,000                                              125,000   250,000

Net loss          (538,352)                                                                                              (538,352)

       Comprehensive
       loss
                 ---------  ----------  ----------  ----------  ------  -------  --------  ------  --------  -------  -----------
Balance,
December 31,
2001               177,205  49,291,474   1,068,198   4,793,333      48  125,000   250,000   -       -         -        (1,141,041)

Sale of preferred
stock              500,000                                                                      5   500,000   -

Settlement with
shareholder debt    26,382                                                                                    26,382

Net loss        (1,360,435)                                                                                            (1,360,435)
                 ---------  ----------  ----------  ----------  ------  -------  --------  ------  --------  -------  -----------

Balance, Sept 30,
2002             $(656,848) 49,291,474  $1,068,198   4,793,333  $   48  125,000  $250,000       5  $500,000  $26,382  $(2,501,476)
                 =========  ==========  ==========  ==========  ======  =======  ========  ======  ========  =======  ===========

See Notes to Consolidated Financial Statements.

                      ADPADS INCORPORATED AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  Nine Months Ended Sept 30,   Years Ended December 31,
                                      2002          2001          2001          2000
                                  -----------     ---------    ---------     ---------
                                         (Unaudited)
Cash flows from operating
 activities:
   Net (loss)                     $(1,360,435)    $(268,652)   $(538,352)    $(505,117)
Adjustments to reconcile net
 loss to net cash flows from
 operating activities:
   Depreciation and amortization      110,686        34,614       52,542        50,527
   Provisions for losses on
    account receivable                   -             -           3,000        22,232
   Gain on sale of fixed assets          -             -           9,000          -
   Issuance of common stock for
    services                             -           40,000       40,000        59,852
Changes in operating assets
 and liabilities (excluding effects
 of acquisition)
   Accounts receivable-trade and
    related party                    (125,255)       (1,393)      98,239        23,171
   Inventories                        185,960         4,063       35,315          (328)
   Prepaid expenses and other
    current assets                    (36,200)      (19,100)       2,772         3,056
   Due from officer                      -           (1,884)        -             -
   Accounts payable and accrued
    expenses                          471,861        44,343      134,685        97,591
   Deferred revenue                      -            1,820      (26,288)      (37,055)
                                  -----------     ---------    ---------     ---------
     Net Cash (Used In)
      Operating Activities           (753,383)     (166,189)    (189,087)     (286,071)
                                  -----------     ---------    ---------     ---------
Cash flows from investing
 activities:
   Purchase of property, plant
    and equipment                     (22,924)       (9,991)     (57,943)      (81,420)
   Issuance of note receivable
    to related party                 (120,000)         -            -             -
   Increase in restricted cash           -             -         100,000          -
   Cash acquired                         -             -          39,248          -
   Repayments of advances to
    related parties                    70,000          -            -             -
   Cost of acquired assets               -             -            -         (150,000)
                                  -----------     ---------    ---------     ---------
     Net Cash Provided by
      (Used in) Investing
      Activities                      (72,924)       (9,991)      81,305      (231,420)
                                  -----------     ---------    ---------     ---------


                      ADPADS INCORPORATED AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (Continued)

                                  Nine Months Ended Sept 30,   Years Ended December 31,
                                      2002          2001          2001          2000
                                  -----------     ---------    ---------     ---------
                                         (Unaudited)
Cash flows from financing
 activities:
  Proceeds from cash overdrafts          -          (4,821)    $    -        $   1,385
  Repayments of stockholders loans   (193,040)        -             -             -
  Contributions from shareholders        -            -             -            8,594
  Distributions to shareholders          -            -             -          (17,552)
  Proceeds from sale of stock
   and exercise of warrants           500,000       50,000        50,000       395,000
  Loans from shareholders             265,008      150,639       234,412       106,675
  Payments on long-term debt         (316,903)     (10,785)     (149,668)      (13,347)
  Proceeds from long-term debt        552,026         -             -           36,736
                                  -----------     ---------    ---------     ---------
     Net Cash Provided by
      Financing Activities            807,091       185,033      134,744       517,491
                                  -----------     ---------    ---------     ---------
Net Increase in Cash and Cash
 Equivalents                          (19,216)        5,745       26,962          -
Cash and Cash Equivalents
  - beginning of year                  26,962          -            -             -
                                  -----------     ---------    ---------     ---------
Cash and Cash Equivalents
  - end of year                   $     7,746     $   5,745    $  26,962     $    -
                                  ===========     =========    =========     =========

Supplemental Cash Flow Information:
 Interest Paid                    $     7,171     $   2,758    $   3,059     $   6,524
                                  ===========     =========    =========     =========

Non cash financing and investing
 activities:
   Equipment additions by capital
    lease                         $      -        $    -       $    -        $  36,736
                                  ===========     =========    =========     =========
   Settlement with preferred
    shareholders                  $    26,382     $    -       $    -        $    -
                                  ===========     =========    =========     =========

Issuance of common stock for
 acquisition                                                   $ 376,000     $  25,000
                                                               =========     =========
Issuance of common stock for debt                              $ 220,000     $  10,800
                                                               =========     =========

Equity securities acquired in
 exchange for preferred stock                                  $ 250,000     $    -
                                                               =========     =========
Issuance of common stock for services                          $  40,000     $    -
                                                               =========     =========

See notes to consolidated financial statements.

                            ADPADS INCORPORATED
                              AND SUBSIDIARY
                Notes to Consolidated Financial Statements
         (Information for September 30, 2002 and 2001 is unaudited)

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     AdPads Incorporated and its subsidiaries (the Company or AdPads) operate in various business segments. The Company was established in 1998 and is located in New Jersey. The Company initially provided print and internet marketing services to the retail, wholesale, manufacturing and service industries. The Company has been engaged in organizational activities and development and marketing of its print and internet services. AdPads has had limited revenues, and has operated at a loss since inception. Since the Company did not have the capital to develop this business, management has decided to terminate its existing business and acquire an operating business.

     On March 15, 2000, AdPads, LLC executed an Asset Purchase Agreement (Agreement) with Regents Road, Ltd., (Regents) an unrelated Colorado corporation. Regents is a publicly traded entity with nominal assets. Pursuant to the Agreement, Regents issued 16,000,000 shares (approximately 89%) of its post-Agreement outstanding common stock in exchange for the assets of AdPads, LLC. The members of AdPads, LLC became the controlling stockholders of Regents. The Agreement was treated as a recapitalization of AdPads, LLC for accounting purposes. The historical financial statements of Regents prior to the merger will no longer be reported, as AdPads, LLC's financial statements are now considered the financial statements of the ongoing entity. Regents changed its name to AdPads Incorporated on March 20, 2000.

     Under the terms of the Reorganization Agreement on March 18, 2000, AdPads Incorporated acquired all of the issued and outstanding common stock of Visual Presentation Systems, Inc., an unrelated Delaware Corporation (Visual) which was an inactive company with nominal assets, in exchange for $150,000 in cash and the issuance of 250,000 shares of Adpads common stock. AdPads Incorporated was a non-reporting publicly traded company until the acquisition of Visual became effective.

     On December 6, 2001 the Company completed the acquisition of 100% of the outstanding common stock of Blue Flying Fish Inc., a Delaware Corporation
(BFFI), in exchange for shares of the Company's common stock and Series A Convertible preferred stock. The Company issued a total of 18,800,000 shares of common stock and 4,783,333 of its Series A Convertible preferred stock to the shareholders of BFFI at the closing.

     During the second quarter of 2002, the Company implemented its strategy to redirect it's specialty media division from the print and internet marketing services to point of purchase display design, marketing and manufacturing services. Therefore, the Company is winding down its print and internet marketing services during 2002 and expects that the impact on operations and liquidity will be minimal. The Company expects BFF Merchandising Group to become its fastest growing division in 2002 and 2003.

     BFFI management focuses on key areas to implement change: sales and marketing, cash flow management, strategic planning, M&A, and applied technology services to reduce costs, expand distribution and implement high quality Customer Relationship Management systems. Currently, BFFI's biggest subsidiary is Buhl. Established in 1953, Buhl is a manufacturer of projection and lighting technology and electrical sockets. BFFI's second largest division is FAMG, which was started in June of 2001. It is a prime and sub-prime mortgage broker with offices in five states. BFFI's other division is BFFI Services. Under current economic climate, the Company does not anticipate the services division to grow significantly. Launched in September of 2001, it is a professional services consulting firm focusing upon outsourced management, technology strategy, system design, development, deployment and aggregation of best-of-breed Managed Service Producers relationships for clients and subsidiaries.

     PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All intercompany transactions and balances have been eliminated.

     USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RESTRICTED CASH - At September 30, 2002 and December 31, 2001, cash in amount of $100,000 was restricted from use. This amount is held by the financing company as additional collateral and will remain with the financing company for the duration of the line-of-credit agreement (See Note 7 of Notes to Consolidated Financial Statements).

     INVESTMENTS - The Company classifies its investments at cost when ownership is less than 20%. The fair value of the investment will be estimated based on quoted market prices. (See Note 4 of Notes to Consolidated Financial Statements). Realized gains or losses from the sales of investments are based on the specific identification method.

     CONCENTRATION OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company grants credit based on an evaluation of the customer's financial condition, without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures and establishes allowances for anticipated losses.

     INVENTORIES - Inventories are stated at the lower of cost (first in, first out basis) or market.

     REVENUE RECOGNITION - Revenues from the lighting segment are recognized when goods are shipped and the title passes to the customer. Accrual for estimated returns and allowances are recorded at the time of shipment.

     Revenue from sale of advertising contracts is recognized ratably over the term of the contract (typically one year). Deferred revenue consists principally of the unearned portion of the advertising contract.

     Revenues from the design and development of Internet Web sites are recognized using the percentage of completion method. Unbilled receivables represent time and costs incurred on projects in progress in excess of amount billed and are recorded as assets. Amounts billed in excess of time and costs incurred are recorded as liabilities. To the extent costs incurred and anticipated costs to complete projects in progress exceed anticipated billings, a loss is recognized in the period such determination is made for the excess.

     Revenues from the Prime and Sub-Prime mortgage broker is recognized when the mortgage loans close.

      INTANGIBLES - Goodwill represents the excess of purchase price and related costs over the value assigned to the net tangible assets acquired in a business acquisition.

      Subsequent to January 1, 2002, the Company will evaluate the recoverability of goodwill by estimating the future discounted cash flows of the manufacturing of projection and lighting technologies and electrical sockets to which the goodwill relates. This evaluation will be made whenever events or changes in circumstances indicate the carrying amount may not be fully recoverable, but not less than annually. Estimated cash flows will be determined by disaggregating the Company's business segments into operational and organizational levels (reporting units) for which meaningful identifiable cash flows can be determined. When estimated future discounted cash flows are less than the carrying amount of the reporting unit, impairment loss will be charged to operations.

      In determining the estimated future cash flows, the Company will consider current and projected future levels of income as well as business trends, prospects, and market and economic conditions. Prior to December 31, 2001, the assessment of recoverability and measurement of impairment was based on undiscounted cash flows.

      LOAN ORIGINATION COSTS - The Company incurs costs in originating loans and are expensed as incurred.

      DEPRECIATION - Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated primarily using straight-line method over their estimated useful lives.

      INCOME TAXES - The Company accounts for income taxes using an asset and liability approach under which deferred income taxes are recognized by applying enacted tax rates applicable to future years to the differences between the financial statement carrying amounts and the tax bases of reported assets and liabilities.

      The principal items giving rise to deferred taxes are the use of accelerated depreciation methods for plant and equipment and certain expenses which have been deducted for financial reporting purposes which are not currently deductible for income tax purposes and the future tax benefit of certain operating loss carryforward.

      EVALUATION OF LONG-LIVED ASSETS   The Company reviews the carrying value
of its long-lived assets, including goodwill, whenever events or changes in circumstances indicate that the historical cost carrying value of the asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value. As of September 30, 2002 and December 31, 2001, management has determined no impairment exists.

      PATENTS - The cost of patents acquired is being amortized on the straight-line basis over the remaining life of 17 years. Amortization expense charged to operations during the nine months ended September 30, 2002 and the year ended December 31, 2001 was $6,030 and $2,500, respectively. At September 30, 2002 and December 31, 2001 net patent costs of $101,824 and $107,854 are included in intangible assets. The Company evaluated the recovery of its patent. Management believes that there is no impairment at this time.

      STOCK BASED COMPENSATION - The Company accounts for employee stock options in accordance with the provisions of Accounting Principles Board Opinion No. 25 Accounting for Stock Issued to Employees. Accordingly, stock options granted to employees are recorded using the intrinsic value method. The Company has adopted the disclosure-only provision of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. The standard encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments to employees based on fair value.

      Common stock issued to non-employees to stock based compensation for services is recorded at their fair value as determined by the market price of the Company's common share.

     LOAN ACQUISITION COSTS - Professional fees and other expenses associated with the acquisition of the note payable are being amortized on the straight-line method over the three-year term of the note and are included in other assets. At September 30, 2002 and December 31, 2001 net loan acquisition costs of $27,077 and $42,500 are included intangible assets. Amortization expense charged to operations during the nine months ended September 30, 2002 and the year ended December 31, 2001 was $15,423 and $667, respectively.

      EARNINGS (LOSS) PER SHARE - Basic earnings (loss) per share is based upon net income (loss) divided by the weighted average number of common shares outstanding during the period. Diluted earnings per share is based on the weighted average number of common shares and potential common shares outstanding during the year. Potential common shares relate to convertible securities which if exercised, would have a dilutive effect on earnings per share. During the years ended December 31, 2001 and 2000 and the nine and three months ended September 30, 2002 and 2001, potential common shares were omitted from the calculation of loss per common share as the effect would have been antidilutive.

      FAIR VALUE OF FINANCIAL INSTRUMENTS - For financial instruments, including cash, accounts receivable, accounts payable, accrued expenses and debt, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

     NEW FINANCIAL ACCOUNTING STANDARDS   On June 29, 2001, the FASB issued
Statement of Financial Accounting Standards (SFAS) No. 141, Business
Combinations and No. 142, Goodwill and Other Intangible Assets.   Under the
new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are reviewed annually for impairment. Separable intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives. The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. On January 1, 2002, the Company adopted SFAS No. 142. The Company completed the initial impairment tests in the first quarter of 2002, which did not result in an impairment of goodwill or certain other intangibles. The provisions of SFAS No. 142 are effective for period after adoption and retroactive application is not permitted.

     The following information represents pro forma net income (loss) and earnings (loss) per share assuming the adoption of SFAS No. 142 in the first quarter of 2001:

                                          For the Nine Months     For the Three Months
                                           Ended September 30,     Ended September 30,
                                           2002         2001         2002       2001
                                        -----------   ---------   ---------   --------
Reported net loss                       $(1,360,435)  $(268,650)  $(569,363)  $(59,973)
 Addback: Goodwill amortization (net
  of income tax)                               -           -           -          -
                                        -----------   ---------   ---------   --------
Adjusted  net loss                      $(1,360,435)  $(268,650)  $(569,363)  $(59,973)
                                        ===========   =========   =========   ========

Basic and diluted net loss per share:
Reported net loss                       $     (0.03)  $   (0.01)  $   (0.01)  $   -
 Addback: Goodwill amortization                -           -           -          -
                                        -----------   ---------   ---------   --------
Adjusted net loss                       $     (0.03)  $   (0.01)  $   (0.01)  $   -
                                        ===========   =========   =========   =========

     In June 2001, the FASB issued SFAS No. 143 Accounting for Asset Retirement Obligations. SFAS No. 143 addresses financial accounting and reporting for obligations and costs associated with the retirement of tangible long-lived assets. The Company is required to implement SFAS No. 143 on January 1, 2003, and management does not expect its adoption to have a material impact on the Company's results of operations or financial position.

     In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, effective for fiscal years beginning after December 15, 2001. Under SFAS No. 144 assets held for sale will be included in discontinued operations if the operations and cash flows will be or have been eliminated from the ongoing operations of the entity and the entity will not have any significant continuing involvement in the operations of the component. The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not have a material impact on the Company's results of operations or financial position.

     In April 2002, the FASB issued SFAS No. 145 Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of Accounting Principles Board No. 30 Reporting Results of Operations. This statement also requires sales-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements. This statement will be effective for the Company for the year ending December 31, 2003. The adoption of this statement will not have a material effect on the Company's results of operations or financial position.

     In July 2002, the Financial Accounting Standards Board issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 will supersede Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 requires that costs associated with an exit or disposal plan be recognized when incurred rather than at the date of a commitment to an exit or disposal plan. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002.

     UNAUDITED QUARTERLY FINANCIAL INFORMATION - In the opinion of management, the Company's unaudited financial statements contain all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation of the Company's financial position and results of operations at such dates and for such periods.

2.   BASIS OF PRESENTATION

     The Company incurred a net loss of approximately $538,000 during the year ended December 31, 2001 and the Company has continued to incur losses for the nine months ended September 30, 2002. As of September 30, 2002 its current liabilities exceeded its current assets by approximately $2.5 million. The Company is also not in compliance with certain debt covenants. These factors create an uncertainty about the Company's ability to continue as a going concern. Management of the Company is developing a plan to increase profitability through elimination of product lines which generate small gross margins as well as developing improved processes of manufacturing products, including the use of subcontractors. The Company continues to investigate future acquisitions. Management has also raised $500,000 in equity capital during the first nine months of 2002. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

      ACQUISITION

      On December 6, 2001 the Company completed the acquisition of 100% of the outstanding common stock of BFFI in exchange for shares of the Company's Common Stock and Series A Convertible Preferred Stock. The purchase price was approximately $1.5 million. The Company issued a total of 18,800,000 shares of Common Stock and 4,783,333 of its Series A Convertible Preferred Stock to the shareholders of BFFI. The transaction was accounted for using the purchase method of accounting and, accordingly, the results of operations of BFFI have been included in the Company's consolidated financial statements since the date of acquisition. The excess of the purchase price over net assets acquired is approximately $1.5 million. The Company will not amortize the goodwill, but will measure the impairment of goodwill in accordance with SFAS No. 142.

      The following unaudited pro forma summary results of operations assumes that the acquisition had been acquired as of January 1, 2000:

                                  Nine Months Ended        Year Ended
                                    September 30,         December 31,
                                  ----------------     ------------------
                                        2001             2001      2000
                                  ----------------     -------    -------
                               (Dollars in thousands except per share data)

Sales                                 $ 4,596          $ 4,596    $ 5,549
Net (loss)                             (1,731)          (1,731)    (1,296)
(Loss) per share - diluted            $  -             $ (0.03)   $ (0.03)

     The information above is not necessarily indicative of the results of operations that would have occurred if the acquisition had been consummated as of January 1, 2000, nor should such information be construed as being a representation of the future results of operations of the Company.

     Changes in the carrying amount of goodwill for the nine months ended September 30, 2002 are as follows:

                         "Acquired Intangible Assets"

              Manufacturing of projections and lighting technologies
                            and electrical sockets

            Balance as of January 1, 2002                 $1,456,698

            Goodwill acquired during the period           $     -
                                                          ----------

            Balance as of September 30, 2002              $1,456,698
                                                          ==========

     Information regarding the Company's other intangible assets follows:

                                           As of September 30, 2002

                                  Carrying     Accumulated
                                   Amount      Amortization        Net
                                  ---------    ------------     --------

Patents                           $110,354        $ 8,530       $101,824
Loan acquisition costs              43,167         16,090         27,077
                                  --------        -------       --------
                                  $153,521        $24,620       $128,901
                                  ========        =======       ========

                                           As of December 31, 2001

                                  Carrying     Accumulated
                                   Amount      Amortization        Net
                                  ---------    ------------     --------

Patents                           $110,354        $ 2,500       $107,854
Loan acquisition costs              43,167            667         42,500
                                  --------        -------       --------
                                  $153,521        $ 3,167       $150,354
                                  ========        =======       ========

     Amortization expense for the nine months and three months ended September 30, 2002 was $21,453 and $7,151, respectively. Estimated amortization expense for each of the five succeeding fiscal years is as follows:

     Fiscal year ended
         December 31,                       Amounts
     ------------------                   ---------
           2002                           $  28,064
           2003                              28,064
           2004                               9,412
           2005                               8,040
           2006                               8,040
                                          ---------
                                          $  81,620
                                          =========

4.  INVESTMENT/MARKETABLE SECURITIES

    At September 30, 2002 and December 31, 2001 investments/marketable securities have a cost and estimated fair value of $250,000. The equity securities were acquired in exchange for 125,000 shares of the Company's Series B Convertible Preferred Stock.

    The original investment represented 3,000,000 shares or 12% of Agence 21, Inc., a private company. In April 2002, Agence 21, Inc. entered into a reverse acquisition with Saratoga Holdings, Inc., a public entity. After the reverse acquisition the Company owned 1,000,000 shares of the public entity, which subsequently changed its name to a21, Inc.

    The Company classified its investment/marketable securities in equity securities as available for sale, and accordingly, reflects unrealized gains and losses, net of deferred income taxes, as cumulative other comprehensive income. The fair value of marketable securities is based on quoted market prices.

5.   INVENTORIES

                                    September 30,    December 31,
                                        2002        2001      2000
                                    ------------- --------   ------

Raw materials                         $373,143    $445,640   $ -
Finished goods                         192,808     305,911    8,695
                                      --------    --------   ------
                                      $565,951    $751,551   $8,695
                                      ========    ========   ======

6.   PROPERTY AND EQUIPMENT

                                    September 30,     December 31,
                                        2002         2001       2000
                                    -------------  --------   --------

Machinery and equipment               $723,470    $721,215   $109,225
Office equipment                       121,055     109,655     34,024
Furniture and fixtures                  31,201      21,932     24,258
Transportation equipment                  -           -        19,908
Leasehold improvements                  68,699      68,699       -
                                      --------    --------   --------
                                       944,425     921,501    187,415
Less accumulated depreciation          197,171     107,938     72,790
                                      --------    --------   --------
Property and equipment - net          $747,254    $813,563   $114,625
                                      ========    ========   ========

     Depreciation expense for the nine months ended September 30, 2002 and 2001 and for the years ended December 31, 2001 and 2000 was $89,233, $34,614, $51,782 and $50,527, respectively.

7.   NOTE PAYABLE

     The Company's wholly owned subsidiary, Buhl, entered into a three-year revolving line of credit agreement with a financing company in March 2000, which is collateralized by substantially all of Buhl's corporate assets and is personally guaranteed by several stockholders. The revolving credit facility has an overall limitation of $2,775,000, not to exceed a defined combination of (i) the lesser of $2,000,000 or an amount equal to seventy five percent (75%) of the net amount of eligible receivable; plus (ii) the lesser of $400,000, or thirty five percent (35%) of eligible inventory, or seventy five percent (75%) of the appraised liquidation value of eligible inventory; plus
(iii) the lesser of $375,000 or seventy five percent (75% of the appraised liquidation value of eligible unencumbered machinery and equipment. Interest is charged at the prime rate plus 2.25% and is payable monthly. Additionally, Buhl is required to pay an administration fee of $750 per month, and facility fees of 3/4 of 1% of the line of credit payable at the closing date; and 1/2 of 1% of the line of credit payable on each anniversary of the closing date thereafter.

     The lender recategorized a portion of the line of credit as an equipment term loan. Details are included in the long-term debt footnote.

     The bank's prime rate at December 31, 2001 was 4.75%

     The Company is in technical default of several loan covenants in the financing agreement with the lender, including those stated in section 6.5 (the furnishment to the lender of a review basis financial statement for the second quarterly period of each fiscal year prepared by an independent Certified Public Accountant), section 6.7 (the payment of certain taxes when due), and section 6.9 (the financial covenants requiring the maintenance of tangible net worth in the amount of $1,250,000 and working capital of $400,000). These defaults have been in existence for some time but have not formally been acknowledged by the lender in writing. Such defaults, if formally acknowledged, could allow the lender to demand remedies. Remedies include either the curing of the defaults and/or the lender demanding repayment of the loans. To date, the lender has not formally acknowledged the defaults and continues to lend under the terms of the agreement. Buhl is in the process of renegotiating the agreement with the lender in light of the changes in the Company.

8.   DEBT

     Short term debt consists of:

                                       September 30,    December 31,
                                           2002        2001      2000
                                       ------------  --------   ------

Line of credit with a financing
 company (See Note 7 of Notes to
 Consolidated Financial Statements)     $  554,947   $583,107   $  -

Bridge loan                                 50,000       -         -

Notes payable to unrelated party,
 interest at 12%, due December 31,
 2002                                       85,015       -         -

Line of credit                              43,361       -         -

Notes payable to unrelated third
 parties interest at 8%, due on
 demand                                    368,900    145,259      -
                                        ----------   --------   -------
                                        $1,105,223   $728,366   $  -
                                        ==========   ========   =======

     Long term debt consists of:
                                       September 30,    December 31,
                                           2002        2001      2000
                                       ------------  --------   ------
Note payable (equipment loan) to
 financing through May 2005, payable
 at $6,250 per month plus interest
 at prime plus 2.25% collateralized,
 guaranteed, and subject to the same
 provisions as described in Note 7     $  147,284    $206,344   $   -

Capital lease payable to a financing
 company through September 2002,
 payable at $216 per month including
 interest at 13.5%, collateralized
 by specific equipment                       -          1,844       -

Note payable, collateralized by equip-
 ment, due in monthly installments
 through October 2004.  The note was
 transferred to a shareholder on
 December 6, 2001                            -           -        14,235

Capital leases                               -           -        53,417
                                         --------    --------   --------
                                          147,284     208,188     67,652
Less: Current Maturities                  147,284     208,188     15,273
                                         --------    --------   --------
                                         $   -       $   -      $ 52,379
                                         ========    ========   ========

     At September 30, 2002 and December 31, 2001, the Company was not in compliance with debt covenants (See Note 7 of Notes to Consolidated Financial Statements), and accordingly, has classified approximately $72,000 and $133,000 of equipment loans as a current liability.

9.   INCOME TAXES

     No provision for income taxes has been made for the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000.

     A reconciliation of taxes on income computed at the federal statutory rate to amounts provided is as follows:

                         Nine Months Ended Sept 30, Years Ended December 31,
                         -------------------------  ------------------------
                             2002        2001          2001         2000
                           ---------   --------     ---------    ---------

Tax provision (benefit)
 computed at the Federal
 statutory rate of 34%     $(463,000)  $(91,000)    $(183,000)   $(172,000)
Increase (decrease) in
 taxes resulting from:
Unused operating losses      463,000     91,000       183,000      172,000
                           ---------   --------     ---------    ---------
                           $    -      $   -        $    -       $    -
                           =========   ========     =========    =========

     The types of temporary differences between the tax basis of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liability and deferred tax asset and their approximate tax effects are as follows:

                             September 30, 2002     December 31, 2001        December 31, 2000
                         ------------------------  ---------------------  -----------------------
                         Temporary                 Temporary               Temporary
                         Difference    Tax Effect  Difference  Tax Effect  Difference  Tax Effect
                         -----------   ----------  ----------  ----------  ----------  ----------
Deferred Tax Asset-
 Benefit of operating
  loss carryforward      $ 2,300,000   $ 920,000   $ 940,000   $ 376,000   $ 400,000   $ 160,000
 Valuation allowance      (2,300,000)   (920,000)   (940,000)   (376,000)   (400,000)   (160,000)
                         -----------   ---------   ---------   ---------   ---------   ---------
                         $      -      $    -      $    -      $    -      $    -      $    -
                         ===========   =========   =========   =========   =========   =========

     The Company has a net operating loss (NOL) carryforward of approximately $1,764,000 expiring in various years through 2017. The Company has reflected a valuation allowance in accordance with Financial Accounting Standards Board Statement No. 109 Accounting for Income Taxes (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

     The Tax Reform Act of 1986 provided for a limitation on the life of NOL carryforwards, following certain ownership changes. As a result of transactions in the Company's common stock during the year ended December 31, 2001 a change in ownership of greater than 50%, as defined, has occurred. Under such circumstances, the potential benefits from utilization of tax carryforwards may be substantially limited or reduced on an annual basis.

10.   SHAREHOLDERS' EQUITY (DEFICIENCY)

      Common Stock

      a) During January 2001 the Company issued 500,000 shares of its common stock with a fair market value of $40,000 for marketing services.

      b) During May 2001 the Company sold 1,000,000 shares of its common stock for $50,000.

      c) On December 6, 2001, the Company issued 18,800,000 of its common stock in connection with its acquisition of BFFI. See Note 3 of Notes to Consolidated Financial Statements.

      d) In compliance with the condition to closing the transaction with BFFI, the Company converted $220,000 of outstanding debt into 4,400,000 restricted shares of the Company's common stock at a price of $.05 per share.

      Preferred Stock

      e) On December 6, 2001 the Company issued 4,783,333 shares of its Series A Convertible Preferred Stock in connection with its acquisition of BFFI. See Note 3 of Notes to Consolidated Financial Statements.

      f) On December 6, 2001 the Company issued 10,000 shares of its Series A Convertible Preferred Stock as a finder's fee in connection with its acquisition of BFFI. See Note 3 of Notes to Consolidated Financial Statements.

      g) On December 15, 2001 the Company issued 125,000 shares of its Series B Convertible Preferred Stock in exchange for 3,000,000 shares of its common stock of Agence 21, Inc. See Note 4 of Notes to Consolidated Financial Statements.

      h) On March 1, 2002 the Company issued five shares of its Series C Convertible Preferred Stock and received proceeds of $500,000 from an unrelated accredited investor. Each share of Series C Convertible Stock is convertible into 2,000,000 common shares per $100,000 of investment.

     The Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock (the Preferred Stock) are convertible into shares of the Company's Common Stock at the rate of one share of Preferred Stock for 120 shares and 400 shares, respectively of Common Stock. Each share of Series C Convertible Stock is convertible into 2,000,000 shares of common stock. The Company has less then 700,000 shares of authorized and unissued Common Stock and therefore, the Preferred Stock cannot be converted unless and until the number of authorized shares of Common Stock is increased significantly or unless there is a significant reverse split, both of which actions require shareholder approval. The Company intends to seek shareholder approval of a one for 40 reverse stock split as soon as the Company can prepare proxy materials and have them reviewed by the Securities and Exchange Commission. If and when the shareholders approve the one for forty reverse stock split, the holders of the Preferred Stock will be able to convert their shares of Preferred Stock into Common Stock on a three to one and ten to one shares of Common Stock for Preferred Series A and B, respectively.

11.  STOCKHOLDERS LOANS PAYABLE

     Notes payable to stockholders bear interest at various rates from 6.5% to 12% and mature on various dates through April 2005. Stockholder loans at September 30, 2002 and December 31, 2001 of $406,093 and $472,097,
respectively, on the books of the Company's subsidiary, Buhl, subordinate to the financing company debt. (See Note 7 of Consolidated Financial Statements) Interest expense on the stockholders' loans payable was $53,069, $24,083, $24,116 and $12,859 for the nine months ended September 30, 2002 and 2001 and the years ended December 31, 2001 and 2000, respectively.

     During the first quarter of 2002, the Company entered into a settlement agreement with one of its loan holders whereby the shareholder forgave $26,362 of his loan and accrued interest. The Company recorded the settlement as an equity transaction and increased additional paid-in-capital.

12.  RELATED PARTY TRANSACTIONS

     a. A shareholder owns 10% of an entity engaged in the lampholder business in Europe. The Company had sales of projection equipment to the European entity totaling $23,907 for the year ended December 31, 2001. The Company no longer sells or purchases parts from the related entity as of January 1, 2002. At September 30, 2002 and December 31, 2001, accounts receivable includes $36,144 and $106,418 owed from the related party and accounts payable includes $171,017 and $748,532 owed to the related party. The debt due to the related entity was assumed by the Company as part of the acquisition of BFFI.

     b. On December 6, 2001 shareholders converted $220,000 due them into 4,400,000 shares of the Company's common stock at a price of $.05 per share.

     c. On February 21, 2002, the Company loaned Agence 21, Inc., a related party, $120,000. The note bears interest at 14% and is due December 31, 2002. For the three months ended March 31, 2002 the Company recorded interest income of $1,800.

     d. On June 24, 2002, Buhl entered into an agreement with Buhl Europe, a related party, to settle a liability of $566,814. Buhl agreed to the following:

          1.   Buhl agreed to deliver 100,000 GHV sockets to Vega
International on behalf of Buhl Europe by December 31, 2002 for $240,000.

          2. Buhl agreed to an eighteen month note of $100,008, with monthly payment of $5,556 beginning October 1, 2002 and ending March 1, 2004.

          3. The Company agreed to issue 94,503 shares of post-reverse split APAD common stock (implied valuation of $2.40 per share or $226,806). The stock, when issued, will have usual and customary piggy-back registration rights.

13.  SEGMENT INFORMATION

     The Company has five reportable business segments, the manufacturer of projection and lighting technology and electrical sockets, the point of purchase marketing group, IT services, the prime and sub-prime mortgage broker and print and internet marketing services.

     The manufacturer of projection and lighting technology and electrical sockets segment provides lighting products to distributors and end-users.

     The IT services segment is focused upon gathering requirements, designing, evaluating and contracting managed service relationships for client projects and company operating units.

     The point of purchase marketing group provides creative design services displays to a variety of consumer product companies. This group was just formed during March 2002.

     The prime and sub-prime mortgage broker segment originates residential mortgage loans directly through its own marketing efforts and also closes residential mortgage loans for other licensed mortgage brokers.

     The print and internet marketing segment provides services to the retail, wholesale, manufacturing and service industries. The Company intends to terminate the print and internet marketing services during 2002 and the impact on operations and liquidity is immaterial.

     The Company evaluates performance and allocates resources based on segment revenues and segment operating income (loss). Segment operating income (loss) comprises income before unallocated selling, general and administrative expenses, other income, interest and income taxes.

     Management does not fully allocate selling, general and administrative expense, when making capital spending decisions, expense funding decisions or assessing segment performance. There were no intersegment sales or transfers between segments.

     The following is a summary of key financial data:

                                  Nine Months Ended Sept 30,   Years Ended December 31,
                                      2002          2001          2001          2000
                                   ---------      ---------    ---------     ----------
Revenue:
 Manufacturing of projection and
  lighting technologies and
  electrical sockets               $2,511,982     $    -       $ 138,564     $    -
 IT services                           78,395          -            -             -
 Prime and Sub-prime mortgage
  broker                              984,832          -         197,089          -
 Point of purchase marketing          118,494          -            -             -
 Consulting services                    2,120          -            -             -
 Print and internet marketing            -          109,010      180,804       126,605
                                   ----------     ---------    ---------     ---------
                                   $3,695,823     $ 109,010    $ 516,457     $ 126,605
                                   ==========     =========    =========     =========
Operating (loss) income:
 Manufacturing of projection and
  lighting technologies and
  electrical sockets               $   50,352     $    -       $(209,812)    $    -
 IT services                           18,731          -            -             -
 Financial services                      -             -            -             -
 Prime and Sub-prime mortgage
  broker                             (148,903)         -          33,911          -
 Print and internet marketing            -         (244,569)    (281,244)     (492,258)
 Point of purchase marketing         (631,275)         -            -             -
 Consulting services                    2,120          -            -             -
 Unallocated selling, general
  and administrative expenses        (501,921)         -         (54,523)         -
                                   ----------     ---------    ---------     ---------
Operating loss                    $(1,210,896)    $(244,569)   $(511,668)    $(492,258)
                                   ==========     =========    =========     =========

                                                September 30,    December 31,
                                                    2002             2001
                                                -------------    ------------
Identifiable Assets:
 Manufacturing of project and lighting
  technologies and electric sockets               $3,040,153      $3,249,894
 Printing and internet marketing                     424,865         233,426
 Prime and subprime mortgage broker                  493,223         565,395
 Point of purchase marketing                         129,187            -
 Consulting services                                   1,714           1,910
                                                  ----------      ----------
     Total identifiable assets                    $4,089,142      $4,050,625
                                                  ==========      ==========

     No single customer accounted for more than 10% of the Company's revenue in 2001 and 2000. All assets are located in the United States and all revenues for the year ended December 31, 2001 were in the United States except $23,907 were to Europe.

14.  COMMITMENTS AND CONTINGENCIES

     Leases

     The Company leases various facilities. Some of these leases require the Company to pay certain executory costs (such as insurance and maintenance).

     Future minimum lease payments for operating leases are approximately as follows:

           Years Ending December 31,
           -------------------------
                     2002                    $140,000
                     2003                     109,000
                     2004                     101,000
                     2005                      88,000
                     2006                       7,000
                                             --------
                                             $445,000
                                             ========

      Rental expense was approximately $49,800, $35,000 and $24,000 for the three months ended March 31, 2002 and the years ended December 31, 2001 and 2002, respectively.

15.  OTHER MATTERS

     On January 2, 2002, the Board of Directors approved the adoption of the Company's Incentive Stock Option Plan (ISOP). The Board of Directors will solicit shareholder approval for the ISOP, as required, at the earliest date that such approval may be solicited. As of the balance sheet date, shareholder approval has not been obtained.

     The ISOP allows the Boards of Directors to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. Incentive stock options will only be granted to persons who are key employees of the Company. Vesting provisions are determined by the Board of Directors at the time options are granted. The total number of shares of Common Stock subject to options under the 2002 plan may not exceed 3,000,000 shares (after the proposed 1 for 40 reverse split), subject to adjustment in the event of certain recapitalization, reorganization and similar transactions.

     During 2002, 880,200 (post-split) ISOP options have been granted.

                     INTRODUCTION TO UNAUDITED PRO FORMA
                    COMBINED AND CONDENSED FINANCIAL DATA

     The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2001 (the "Pro Forma Statements of Operations") have been prepared to reflect the purchase of BFFI by the Company as of the beginning of the period presented in the Pro Forma Statements of Operations. The Pro Forma Financial Statements do not reflect any anticipated costs savings or any synergies that are anticipated to result from the BFFI acquisition. There can be no assurance that any such cost savings or synergies will occur. The pro forma financial statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma financial statements should be read in conjunction with the separate historical consolidated financial statements of Adpads and the notes thereto and "Management's Discussion and Analysis of Financial Condition" and "Results of Operations" included in Adpad's Form 10-KSB for the year ended December 31, 2001 previously filed with the Securities and Exchange Commission the May 31, 2001 historical financial statements of BFFI's operating subsidiary Buhl Industries Inc and Subsidiary, and the notes thereto included elsewhere herein.

     The allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements.
The pro forma adjustments represent the Company's purchase accounting adjustments and are based upon certain assumptions that the Company believes to be reasonable. The Company does not anticipate any major changes to the allocation.

               UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   HISTORICAL



                                    AdPad            BFFI                         Pro Forma
                                  Year Ended      Year Ended                       Combined
                                 December 31,     December 31,     Pro Forma     Statement of
                                    2001             2001         Adjustments     Operations
                                 ------------   ---------------   ------------   ------------
                                           Historical

Net sales                        $   180,804       $ 4,415,010       $  -        $ 4,595,814
                                 -----------       -----------                   -----------
Costs and expenses:
   Cost of sales                      53,096         3,715,185                     3,768,281
   Selling, general and
    administrative                   408,952         1,937,412                     2,346,364
   Interest expense                   24,383           199,220                       223,603
                                 -----------       -----------                   -----------
                                     486,431         5,851,817                     6,338,248
                                 -----------       -----------                   -----------

Loss from operations                (305,627)       (1,436,807)                   (1,742,434)

Other income                           9,000             2,020                        11,020
                                 -----------       -----------                   -----------
Loss before income taxes            (296,627)       (1,434,787)                   (1,731,414)

Income tax provision                    -                 -                             -
                                 -----------       -----------                   -----------
Net loss                         $  (296,627)      $(1,434,787)                  $(1,731,414)
                                 ===========       ===========                   ===========

Loss per common share-
   basic and diluted             $     (0.01)                                    $     (0.03)
                                 ===========                                     ===========

Weighted average number of
   common shares outstanding-
   basic and diluted              25,239,826                                      48,439,826
                                 ===========                                     ===========









See Notes to Unaudited Pro Forma Balance Sheet.

NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     (a) For purposes of the Pro Forma Statement of Operations for the year ended December 31, 2001, the BFFI Statement of Operations for the period ended November 30, 2001 and Buhl Statement of Operations for the nine months ended September 30, 2001 were combined with Adpad's historical statement of operations for the year ended December 31, 2001.

     The acquisition was accounted for using the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to all of the tangible and intangible assets and related liabilities, if any, of BFFI based upon their respective fair values as of the closing date.

     On June 29, 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Intangible Assets". Major provisions of these Statements are as follows: all business combinations initiated after June 30, 2001 must use the purchase method of accounting; the pooling of interest method of accounting is prohibited; goodwill and intangible assets with indefinite lives are not amortized but are tested for impairment annually, except in certain circumstances, and whenever there is an impairment indicator; all acquired goodwill must be assigned to reporting units for purposes of impairment testing; effective January 1, 2002, goodwill will no longer be subject to amortization.

     The Proforma Statement of Operations reflect no amortization of acquired goodwill.

     (b) On December 6, 2001 the Company completed the acquisition of the outstanding common stock of BFFI in exchange for shares of the Company's common stock and Series A convertible preferred stock. The purchase price was approximately $1.5. The Company issued a total of 18,800,000 shares of common stock and 4,783.333 of its Series A Convertible Preferred Stock to the shareholders of BFFI. The purchase price included the value of common shares issued and the acquired goodwill of BFFI. The assets and liabilities of BFFI equaled their fair market value and no further allocations were made. The excess of the purchase price over net assets acquired is approximately $1.5 million.

     The purchase price and adjustments to historical book value of BFFI are as follows:

Purchase price:

     Common and preferred stock issued             $    376,048
     Book value of net assets acquired               (1,130,650)
                                                   ------------
     Purchase price in excess of net
     assets acquired                               $  1,506,698
                                                   ============
Allocation of purchase price in
excess of net assets acquired:

     Increase in machinery and equipment
       to estimated fair value                     $     50,000
     Estimated goodwill                               1,456,698
                                                   ------------
                                                   $  1,506,698
                                                   ============

EXHIBIT A

                     COLORADO BUSINESS CORPORATIONS ACT
                           TITLE 7, ARTICLE 113
                            DISSENTERS' RIGHTS

7-113-101.  DEFINITIONS.

     For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

               (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

               (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

Page 1

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c) Cash in lieu of fractional shares; or

          (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.


Page 2
     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201.  NOTICE OF DISSENTERS' RIGHTS.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  DISSENTERS' NOTICE.

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g) Be accompanied by a copy of this article.

7-113-204.  PROCEDURE TO DEMAND PAYMENT.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.  UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  PAYMENT.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e) A copy of this article.

7-113-207.  FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206
(2).

7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.  COURT ACTION.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.
7-113-302.  COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                     OF
                               BFF HOLDINGS, INC.

The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, does hereby set forth as follows:

FIRST:  The name of the corporation is BFF HOLDINGS, INC. (the "Company").

SECOND: The address of the Company's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at said address is The Corporation Trust Company.

THIRD: The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.0001 per share, and 10,000,000 of Preferred Stock, par value $.0001 per share.

Section 2.  Preferred Stock.

   A. Of the 10,000,000 shares of Preferred Stock authorized, 4,793,333 shares shall be designated "Series A Convertible Preferred Stock;" 125,000 shares shall be designated "Series B Convertible Preferred Stock;" and five
(5) shares shall be designated "Series C Convertible Preferred Stock." The powers, designations, preferences and relative, participating, optional or other special rights of each such series and the qualifications, limitations and restrictions of such preferences and rights are as follows:

      (a)  Series A Convertible Preferred Stock.

           1. Dividend Provisions. No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series A Convertible Preferred Stock in an amount for each such share of Series A Convertible Preferred Stock equal to the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series A Convertible Preferred Stock could then be converted. Such dividends shall be payable only when, as, and if declared payable to holders of Common Stock by the Board of Directors and shall be noncumulative. In the event the Corporation shall declare a distribution (other than any distribution described above) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Convertible Preferred Stock were the holders of the number of shares of Common Stock of the

Corporation into which their respective shares of Series A Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

           2.  Liquidation Preference.

               (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holder of each share of Series A Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock, an amount per share equal to $.01. If the assets and funds to be distributed among the holders of the Series A Convertible Preferred Stock shall be insufficient to permit the payment of the full aforesaid preferential amount to such holders, then the entire assets and funds of the Corporation legally available for the distribution shall be distributed among the holders of the Series A Convertible Preferred Stock in proportion to the aggregate preferential amount of all shares of Series A Convertible Preferred Stock held by them. After payment has been made to the holders of the Series A Convertible Preferred Stock, the remaining assets of the Corporation available for distribution to the holders of the Common Stock shall be distributed, among the holders of the Series A Convertible Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each at the time of such liquidation (assuming conversion of all such Series A Convertible Preferred Stock).

               (b) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale or any other corporate reorganization, in which shareholders of the Corporation receive distributions as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of the Corporation hold more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization in which event such consolidation, merger, sale of assets, or reorganization shall not be treated as a liquidation, dissolution or winding up.

           3. Conversion. The Series A Convertible Preferred Stock may be converted into shares of the Corporation's Common Stock on the following terms and conditions (the "Conversion Rights"):

               (a) Option to Convert. Commencing as soon as the Corporation has sufficient authorized and unissued shares of its Common Stock available for all outstanding shares of Series A Convertible Preferred Stock to be converted, holders of the Series A Convertible Preferred Stock shall have the right to convert all or a portion of their shares into shares of Common Stock at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein.

               (b) Mechanics of Conversion. Upon the election of a holder of the Series A Convertible Preferred Stock to convert shares of such Preferred Stock, the holder of the shares of Series A Convertible Preferred Stock which are converted shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any authorized transfer agent for such stock together with a written statement that he elects to convert his preferred stock to common stock. The Corporation or the transfer agent shall promptly issue and deliver at such office to such holder of Series A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is thereby entitled. The effective date of such conversion shall be a date not later than 30 days after the date upon which the holder provides written notice of his election to convert to the Corporation or transfer agent.

               (c) Conversion Ratio. Each share of Series A Convertible Preferred Stock may be converted into three (3) fully paid and nonassessable shares of Common Stock (except as adjusted pursuant to paragraph 3(d) below). In the event that upon conversion of shares of Series A Convertible Preferred Stock a holder shall be entitled to a fraction of a share of Common Stock, no fractional share shall be issued and in lieu thereof the Corporation shall pay to the holder cash equal to the fair value of such fraction of a share.

               (d) Adjustment of Conversion Rate. If the Corporation shall at any time, or from time to time, after the effective date hereof effect a reverse stock split of the outstanding Common Stock, or if the Corporation at any time or from time to time after the effective date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock shall be proportionately adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

               (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

               (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times use its best efforts to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series A Convertible Preferred Stock, the Corporation will take such corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

            4. Status of Converted or Reacquired Stock. In case any shares of Series A Convertible Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall cease to be a part of the authorized capital stock of the Corporation.

            5. Voting Rights. The Series A Convertible Preferred Stock does not have any voting rights.

            6. Notices. Any notice required to be given to holders of shares of Series A Convertible Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery of the aforementioned address.

       (b)  Series B Convertible Preferred Stock.

            1. Dividend Provisions. No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series B Convertible Preferred Stock in an amount for each such share of Series B Convertible Preferred Stock equal to the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series B Convertible Preferred Stock could then be converted. Such dividends shall be payable only when, as, and if declared payable to holders of Common Stock by the Board of Directors and shall be noncumulative. In the event the Corporation shall declare a distribution (other than any distribution described above) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series B Convertible Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

            2.  Liquidation Preference.

                (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holder of each share of Series B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock, but in parity with the holders of the Series A Convertible Preferred Stock an amount per share equal to $8.00. If the assets and funds to be distributed among the holders of the Series B Convertible Preferred Stock and the Series A Convertible Preferred Stock shall be insufficient to permit the payment of the full preferential amounts to such holders, then the entire assets and funds of the Corporation legally available for the distribution shall be distributed among the holders of the Series B Convertible Preferred Stock and the Series A Convertible Preferred Stock, pro rata, based on the respective liquidation amounts to which such series of stock is entitled. After payment has been made to the holders of the Series B Convertible Preferred Stock and the Series A Convertible Preferred Stock, the remaining assets of the Corporation available for distribution to the holders of the Common Stock shall be distributed, among the holders of the Series B Convertible Preferred Stock, the Series A Convertible Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each at the time of such liquidation (assuming conversion of all such Series A and Series B Convertible Preferred Stock).

                (b) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale or any other corporate reorganization, in which shareholders of the Corporation receive distributions as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of the Corporation hold more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization in which event such consolidation, merger, sale of assets, or reorganization shall not be treated as a liquidation, dissolution or winding up.

            3. Conversion. The Series B Convertible Preferred Stock may be converted into shares of the Corporation's Common Stock on the following terms and conditions (the "Conversion Rights"):

                (a) Option to Convert. Commencing as soon as the Corporation has sufficient authorized and unissued shares of its Common Stock available for all outstanding shares of Series B Convertible Preferred Stock and Series A Convertible Preferred Stock to be converted, holders of the Series B Convertible Preferred Stock shall have the right to convert all or a portion of their shares into shares of Common Stock at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein.

                (b) Mechanics of Conversion. Upon the election of a holder of the Series B Convertible Preferred Stock to convert shares of such Preferred Stock, the holder of the shares of Series B Convertible Preferred Stock which are converted shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any authorized transfer agent for such stock together with a written statement that he elects to convert his preferred stock to common stock. The Corporation or the transfer agent shall promptly issue and deliver at such office to such holder of Series B Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is thereby entitled.
The effective date of such conversion shall be a date not later than 30 days after the date upon which the holder provides written notice of his election to convert to the Corporation or transfer agent.

                (c) Conversion Ratio. Each share of Series B Convertible Preferred Stock may be converted into ten (10) fully paid and nonassessable shares of Common Stock (except as adjusted pursuant to paragraph 3(d) below). In the event that upon conversion of shares of Series B Convertible Preferred Stock a holder shall be entitled to a fraction of a share of Common Stock, no fractional share shall be issued and in lieu thereof the Corporation shall pay to the holder cash equal to the fair value of such fraction of a share.

                (d) Adjustment of Conversion Rate. If the Corporation shall at any time, or from time to time, after the effective date hereof effect a reverse stock split of the outstanding Common Stock, or if the Corporation at any time or from time to time after the effective date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock shall be proportionately adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

                (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

                (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times use its best efforts to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series B Convertible Preferred Stock, the Corporation will take such corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

            4. Status of Converted or Reacquired Stock. In case any shares of Series B Convertible Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall cease to be a part of the authorized capital stock of the Corporation.

            5. Voting Rights. The Series B Convertible Preferred Stock does not have any voting rights.

            6. Notices. Any notice required to be given to holders of shares of Series B Convertible Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery of the aforementioned address.

      (c)   Series C Convertible Preferred Stock.

            1. Dividend Provisions. No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series C Convertible Preferred Stock in an amount for each such share of Series C Convertible Preferred Stock equal to the aggregate amount of such dividends for all shares of Common Stock into which each such share of Series C Convertible Preferred Stock could then be converted. Such dividends shall be payable only when, as, and if declared payable to holders of Common Stock by the Board of Directors and shall be noncumulative. In the event the Corporation shall declare a distribution (other than any distribution described above) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series C Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series C Convertible Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Series C Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

            2.  Liquidation Preference.

                (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holder of each share of Series C Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock, but in parity with the holders of the Series A and Series B Convertible Preferred Stock an amount per share equal to $100,000. If the assets and funds to be distributed among the holders of the Series C Convertible Preferred Stock and the Series A and Series B Convertible Preferred Stock shall be insufficient to permit the payment of the full preferential amounts to such holders, then the entire assets and funds of the Corporation legally available for the distribution shall be distributed among the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, and the Series C Convertible Preferred Stock, pro rata, based on the respective liquidation amounts to which such series of stock is entitled. After payment has been made to the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, and the Series C Convertible Preferred Stock, the remaining assets of the Corporation available for distribution to the holders of the Common Stock shall be distributed, among the holders of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each at the time of such liquidation (assuming conversion of all such Series A, Series B and Series C Convertible Preferred Stock).

                (b) For purposes of this Section 2, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, or the sale or any other corporate reorganization, in which shareholders of the Corporation receive distributions as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation, unless the stockholders of the Corporation hold more than fifty percent (50%) of the voting equity securities of the successor or surviving corporation immediately following such consolidation, merger, sale of assets or reorganization in which event such consolidation, merger, sale of assets, or reorganization shall not be treated as a liquidation, dissolution or winding up.

            3. Conversion. The Series C Convertible Preferred Stock may be converted into shares of the Corporation's Common Stock or into shares of the Series A Participating Preferred Stock of BFF Acquisition Corp., a wholly owned subsidiary of the Corporation, on the following terms and conditions (the "Conversion Rights"):

                (a) Option to Convert. Commencing as soon as the Corporation has sufficient authorized and unissued shares of its Common Stock available for all outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and the Series C Convertible Preferred Stock to be converted, holders of the Series C Convertible Preferred Stock shall have the right to convert all or a portion of their shares into shares of Common Stock at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein. Holders of the Series C Convertible Preferred Stock shall also have the right to convert all or a portion of their shares into shares of Series A Participating Preferred Stock of BFF

Acquisition Corp. at any time or from time to time upon notice to the Corporation on the terms and conditions set forth herein, provided, however, any shares converted can only be converted once.

                (b) Mechanics of Conversion. Upon the election of a holder of the Series C Convertible Preferred Stock to convert shares of such Preferred Stock, the holder of the shares of Series C Convertible Preferred Stock which are converted shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any authorized transfer agent for such stock together with a written statement that he elects to convert his preferred stock to Common Stock of the Corporation or to the Series A Participating Preferred Stock of BFF Acquisition Corp. The Corporation or the transfer agent shall promptly issue and deliver at such office to such holder of Series C Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock or Preferred Stock to which such holder is thereby entitled. The effective date of such conversion shall be a date not later than 30 days after the date upon which the holder provides written notice of his election to convert to the Corporation or transfer agent.

                (c) Conversion Ratio. Each share of Series C Convertible Preferred Stock may be converted into fifty thousand (50,000) fully paid and nonassessable shares of Common Stock (except as adjusted pursuant to paragraph 3(d) below) or into one fully paid and nonassessable share of Series A Participating Preferred Stock of BFF Acquisition Corp. In the event that upon conversion of shares of Series C Convertible Preferred Stock a holder shall be entitled to a fraction of a share of Common Stock, no fractional share shall be issued and in lieu thereof the Corporation shall pay to the holder cash equal to the fair value of such fraction of a share.

                (d) Adjustment of Conversion Rate. If the Corporation shall at any time, or from time to time, after the effective date hereof effect a reverse stock split of the outstanding Common Stock, or if the Corporation at any time or from time to time after the effective date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock shall be proportionately adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

                (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Convertible Preferred Stock against impairment.

                (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times use its best efforts to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series C Convertible Preferred Stock, the Corporation will take such corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

            4. Status of Converted or Reacquired Stock. In case any shares of Series C Convertible Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall cease to be a part of the authorized capital stock of the Corporation.

            5. Voting Rights. The Series C Convertible Preferred Stock does not have any voting rights.

            6. Notices. Any notice required to be given to holders of shares of Series C Convertible Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery of the aforementioned address.

   B. The remaining 5,081,662 shares of authorized Preferred Stock may be issued in one or more series. The Board of Directors of the Company (the "Board") is hereby authorized to issue such shares of Preferred Stock, without additional stockholder approval, in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares of such series. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

       (a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

       (b) the voting powers, if any, and whether such voting powers are full or limited to such series;

       (c) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

       (d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

       (e) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

       (f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company of any other corporation or other entity, and the price or prices or the rates of exchange applicable therefor;

       (g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

       (h) the provisions, if any, of a sinking fund applicable to such series; and

       (i) any other relative, participating, optional, or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

Section 3. Common Stock. Except as may otherwise be provided in a Preferred Stock Designation, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

FIFTH: The Board may make amend, and repeal the Bylaws of the Company. Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board or by the stockholders in the manner provided in the Bylaws of the Company. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, the Bylaws entitled "Special Hearings"; "Order of Business"; "Number, Election, and Terms"; "Vacancies and Newly Created Directorships"; "Removal"; "Nominations of Directors, Election"; and "Amendments" may not be amended or repealed by the stockholders, and no provision inconsistent therewith may be adopted by the stockholders, without the affirmative vote of the holders of at least 70% of the Voting Stock, voting together as a single class. The Company may in its Bylaws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law. For the purposes of this Certificate of Incorporation, "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of Directors. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 70% of the Voting Stock, voting together as a single class, is required to amend or repeal, or to adopt any provisions inconsistent with, this Article Fifth.

SIXTH:  Subject to the rights of the holders of any series of Preferred Stock:

   (a) any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing of such stockholders; and

   (b)  special meetings of stockholders of the Company may be called only by
(i) the Chairman of the Board (the "Chairman") or (ii) the Secretary of the Company (the "Secretary") within 10 calendar days after receipt of the written request of a majority of the total number of Directors which the Company would have if there were no vacancies (the "Whole Board").

At any annual meeting or special meeting of the stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Company. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 70% of the Voting Stock, voting together as a single class, will be required to amend or repeal, or adopt any provision inconsistent with this Article Sixth.

SEVENTH: Section 1. Number, Election, and Terms of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock

Designation, the number of the Directors of the Company may be increased or decreased from time to time in the manner described in the Bylaws of the Company, but shall never be less than three, nor more than twelve.

EIGHTH: Section 1. Business Combinations with Interested Stockholders. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the Company will not engage in any Business Combination with any Interested Stockholder for a period of three years following the time that such stockholder become an Interested Stockholder, unless (a) prior to such time the Board approved the transaction that resulted in the stockholder becoming an Interested Stockholder, (b) upon consummation of the transaction that resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the Voting Stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares Owned by (i) Persons who are Directors and also officers of the Company and (ii) employee stock plans maintained by the Company or any direct or indirect majority-owned subsidiary of the Company in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (c) at or subsequent to such time the Business Combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66% of the Voting Stock which is not Owned by the Interested Stockholder.

Section 2. Exceptions. The restrictions contained in Section 1 of this Article Eighth will not apply if:

   (a) a stockholder becomes an Interested Stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an Interested Stockholder and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership; or

   (b) the Business Combination is proposed prior to the consummation or abandonment and subsequent to the earlier of the public announcement or the notice required under this paragraph (b) of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph (b); (ii) is with or by a Person who either was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the Board or during the period described in paragraph (c) of this Section 2; and (iii) is approved or not opposed by a majority of the members of the Board then in office (but not less than one) who were Directors prior to any Person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such Directors by a majority of such Directors. The proposed transactions referred to in the preceding sentence of this paragraph (b) are limited to (x) a merger or consolidation of the Company (except for a merger in respect of which, pursuant to Section 251 (g) of the Delaware General Corporation Law as in effect from time to time (the "DGCL"), no vote of the stockholders of the Company is required, (y) a sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary of the Company or to the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the

Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company, or (z) a proposed tender or exchange offer for 50% or more of the outstanding Voting Stock. The Company will give at least 20 calendar days notice to all Interested Stockholders prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph (b); or

   (c) the Business Combination is with an Interested Stockholder who became an Interested Stockholder at time when the restrictions contained in this
Section 2 did not apply by reason of any of paragraphs (1) through (4) of subsection (b) of Section 203 of the DGCL or any other applicable provisions which may be in effect from time to time.

Section 3.  Certain Definitions.  For purposes of this Article Eighth:

   (a) "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled By, or is Under Common Control With (each as hereinafter defined) another Person.

   (b) "Associate" when used to indicate a relationship with an Person, means
(i) any corporation, partnership, unincorporated association or any other entity of which such Person is a Director, officer, or partner or is, directly or indirectly the Owner of 20% or more of any class of Voting Stock, (ii) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

   (c)  "Business Combination" means:

        (i) any merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (A) the Interested Stockholder or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Stockholder and as a result of such merger or consolidation Section 1 of this Article Eighth is not applicable to the surviving entity;

        (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Company, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company;

        (iii) any transaction which results in the issuance or transfer by the Company or by an direct or indirect majority-owned subsidiary of the Company of any stock of the Company or of such subsidiary to the Interested Stockholder, except (A) pursuant to the exercise, exchange, or conversion of securities exercisable for, exchangeable for, or convertible into stock of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such, (B) pursuant to a merger under Section 251 (g) of the DGCL, (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for , exchangeable for, or convertible into stock of the Company or any such subsidiary which security is distributed, pro rata, to all holders of a class or series of stock of the Company subsequent to the time the Interested Stockholder became such, (D) pursuant to an exchange offer by the Company to purchase stock made on the same terms to all holders of such stock, or (E) any issuance or transfer of stock by the Company; provided, however, that in no case under sub-clauses (C), (D) or (E) of this clause will there be an increase in the Interested Stockholder's proportionate share of the stock of any class or series of the Company or of the Voting Stock;

        (iv) any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or the Company or of any such subsidiary which is Owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Stockholder; or

        (v) any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Company), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in clauses (i) - (iv) of this paragraph (c)) provided by or through the Company or any direct or indirect majority-owned subsidiary of the Company.

   (d) "Control," including the terms "Controlling," "Controlled By," and "Under Common Control With" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract, or otherwise. A Person who is the Owner of 20% or more of the outstanding Voting Stock will be presumed to have Control of the Company, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of Control will not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing this Article Eight, as an agent, bank, broker, nominee, custodian, or trustee for one or more Owners who do not individually or as a group have Control of the Company.

   (e) "Interested Stockholder" means any Person (other than the Company and any direct or indirect majority-owned subsidiary of the Company) that (i) is the Owner of 15% or more of the Voting Stock or (ii) is an Affiliate or Associate of the Company and was the Owner of 15% or more of the outstanding Voting Stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person; provided, however, that the term "Interested Stockholder" will not include any Person whose Ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless and until such Person thereafter acquires additional shares of Voting Stock, except as a result of further corporate action not caused, directly or indirectly, by such Person.

   (f) "Person" means any individual, corporation, partnership, unincorporated association or other entity.

   (g) "Owner" including the terms "Own," "Owned," and "Ownership" when used with respect to any stock means a Person that individually or with or through any of its Affiliates or Associates:

        (i) beneficially owns such stock, directly or indirectly; or

        (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding, or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights; provided, however, that a Person will not be deemed the Owner of stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered stock is accepted for purchase or exchange or (B) the right to vote such stock pursuant to any agreement, arrangement, or understanding; provided, however, that a Person will not be deemed to be the Owner of any stock because of such Person's right to vote such stock if the agreement, arrangement, or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or,

        (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in sub-clause (B) of clause (ii) of this paragraph (g)), or disposing of such stock with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such stock; provided, however, that a Person may not be deemed to Own any stock solely as a result of such Person being a party to a stockholders agreement to which the Company is a party.

   (h) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

   (i) "Voting Stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

Section 4. Powers of the Board. For purposes of this Article Eighth, a majority of the Whole Board will have the power to make all determinations pursuant to this Article Eighth, including with respect to (a) whether a Person is an Interested Stockholder, (b) the number of shares of Voting Stock owned by a Person, (c) whether a person is an Affiliate or Associate of another Person, and (d) the aggregate fair market value of assets and stock of the Company.

Section 5. Interpretations. Each of the provisions of this Article Eighth which is also a part of Section 203 of the DGCL will be interpreted in a manner consistent with the judicial interpretations that have been, or may in the future be, rendered with respect to Section 203 of the DGCL.

Section 6. Amendment, Repeal, Etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the Voting Stock, voting together as a single class, is required to amend or repeal, or adopt any provision inconsistent with, this Article Eighth. An amendment or repeal, or adoption of any provision inconsistent with this Article Eighth adopted pursuant to this Section 6 shall not be effective until 12 months after the adoption of such amendment, repeal or adoption of an inconsistent provision, and will not apply to any Business Combination between the Company and any Person who became an Interested Stockholder on or prior to such amendment, repeal, or adoption of an inconsistent provision.

NINTH: To the full extent permitted by the DGCL or any other applicable law currently or hereafter in effect, no Director of the Company will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a Director of the Company. Any repeal or modification of this Article Ninth will not adversely affect any right or protection of a Director of the Company existing prior to such repeal or modification.

TENTH: Each person who is or was or had agreed to become a Director or officer of the Company, and each such person who is or was serving, or who had agreed to serve at the request of the Board or an officer of the Company as an employee or agent of the Company or as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity, whether for profit or not for profit (including the heirs, executors, administrators, or estate of such person), will be indemnified by the Company to the full extent permitted by the DGCL or any other applicable law as is currently or hereafter in effect. The right of indemnification provided in this Article Tenth (a) will no be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, including without limitation pursuant to any contract approved by a majority of the Whole Board (whether or not the Directors approving such contract are or are to be parties to such contract or similar contracts), and (b) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of this Article Tenth. Without limiting the generality or the effect of the foregoing, the Company may adopt Bylaws, or enter into one or more agreements

ELEVENTH:  The name and address of the Incorporator are as follows:

          Name                            Address
          ----                            -------

     Jon D. Sawyer         c/o Krys Boyle, P.C.
                           600 Seventeenth Street, Suite 2700 South
                           Denver, Colorado  80202

THE UNDERSIGNED INCORPORATOR, for the purposes of forming the corporation, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true and accordingly has set his hand on January __, 2003.

                                 _________________________________________
                                 Jon D. Sawyer, Incorporator

EXHIBIT C

                              ADPADS INCORPORATED
                            2003 STOCK OPTION PLAN
                               3,000,000 SHARES


     This Stock Option Plan was adopted this 15th day of January 2003, by ADPADS INCORPORATED, a Colorado corporation, upon the following terms and conditions:

     1. Definitions. Except as otherwise expressly provided in this Plan, the following capitalized terms shall have the respective meanings hereafter ascribed to them:

          (a)  "Board" shall mean the Board of Directors of the Corporation;

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended;

          (c) "Consultant" shall mean a person who provides services to the Corporation as an independent contractor;

          (d) "Corporation" means ADPADS INCORPORATED and each and all of any present and future subsidiaries;

          (e) "Date of Grant" shall mean, for each participant in the Plan, the date on which the Board approves the specific grant of stock options to that participant;

          (f) "Employee" shall be an employee of the Corporation or any subsidiary of the Corporation;

          (g) "Grantee" shall mean the recipient of an Incentive Stock Option or a Non-statutory Option under the Plan;

          (h) "Incentive Stock Option" shall refer to a stock option which qualifies under Section 422 of the Code.

          (i) "Non-statutory Option" shall mean an option which is not an Incentive Stock Option.

          (j) "Shares" shall mean the Corporation's common stock, no par value;

          (k)  "Shareholders" shall mean owners of record of any Shares.

     2. Purpose. The purpose of this Stock Option Plan (the "Plan") is two-fold. First, the Plan will further the interests of the Corporation and its shareholders by providing incentives in the form of stock options to employees who contribute materially to the success and profitability of the Corporation. Such stock options will be granted to recognize and reward outstanding individual performances and contributions and will give selected employees an interest in the Corporation parallel to that of the shareholders, thus enhancing their proprietary interest in the Corporation's continued success and progress. This program also will enable the Corporation to attract and retain experienced employees. Second, the Plan will provide the Corporation flexibility and the means to reward directors and consultants who render valuable contributions to the Corporation.

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     3.   Administration.  This Plan  will be administered by the Board.  The
Board has the exclusive power to select the participants in this Plan, fix the awards to each participant, and make all other determinations necessary or advisable under the Plan, to determine whether the performance of an eligible employee warrants an award under this Plan, and to determine the amount and duration of the award. The Board has full and exclusive power to construe and interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for this Plan's administration. The Board shall have full power and authority to determine, and at the time such option is granted shall clearly set forth, whether the option shall be an Incentive Stock Option or a Non-statutory
Option.   Any such determination made by the Board will be final and binding on all persons. A member of the Board will not be liable for performing any act or making any determination required by or pursuant to the Plan, if such act or determination is made in good faith. The Board has the authority to set up a committee of directors to administer the Plan and to delegate whichever of the above powers it determines.

     4. Participants. Any employee, officer, director or consultant that the Board, in its sole discretion, designates is eligible to participate in this Plan. However, only employees of the Corporation shall be eligible to receive grants of Incentive Stock Options. The Board's designation of a person as a participant in any year does not require the Board to designate that person to receive an award under this Plan in any other year or, if so designated, to receive the same award as any other participant in any year. The Board may consider such factors as it deems pertinent in selecting participants and in determining the amount of their respective awards, including, but without being limited to: (a) the financial condition of the Corporation; (b) expected profits for the current or future years; (c) the contributions of a prospective participant to the profitability and success of the Corporation; and (d) the adequacy of the prospective participant's other compensation. The Board, in its discretion, may grant benefits to a participant under this Plan, even though stock, stock options, stock appreciation rights or other benefits previously were granted to him under this or another plan of the Corporation, whether or not the previously granted benefits have been exercised, but the participant may hold such options only on the terms and subject to the restrictions hereafter set forth. Subject to the foregoing limitation, a person who has participated in another benefit plan of the Corporation may also participate in this Plan.

     5. Kinds of Benefits. Awards under this Plan, if any, will be granted in options to acquire Shares as described below.

     6. Options; Expiration; Limitations. Any Incentive Stock Option granted under this Plan shall automatically expire ten years after the Date of Grant or at such earlier time as may be described in Article 9 or directed by the Board in the grant of the option. Notwithstanding the preceding sentence, no Incentive Stock Option granted to a Shareholder who owns, as of the Date of Grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation shall, in any event, be exercisable after the expiration of five years from the Date of Grant. For the purpose of determining under any provision of this Plan whether a shareholder owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, such Shareholder shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse,

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ancestors and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

     Upon the exercise of an option, the Corporation shall deliver to the participant certificates representing authorized but unissued Shares. The cumulative total number of shares which may be subject to options issued and outstanding pursuant to this Plan is limited to 3,000,000 shares (after the proposed 1 for 40 reverse stock split). This amount automatically will be adjusted in accordance with Article 21 of this Plan. If an option is terminated, in whole or in part, for any reason other than its exercise, the Board may reallocate the shares subject to that option (or to the part thereof so terminated) to one or more other options to be granted under this Plan.

     7. Option Exercise Price. Each option shall state the option price, which shall be not less than 100% of the fair market value of the Shares on the Date of Grant or the par value thereof whichever is greater. Notwithstanding the preceding sentence, in the case of a grant of an Incentive Stock Option to an employee who, as of the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or its Parent or Subsidiaries, the option price shall not be less than 110% of the fair market value of the Shares on the Date of Grant or the par value thereof, whichever is greater.

     During such time as the Shares are not traded in any securities market, the fair market value per share shall be determined by a good faith effort of the Board, using its best efforts and judgment. During such time as the Shares are traded in a securities market but not listed upon an established stock exchange, the fair market value per share shall be the highest closing bid price in the securities market in which it is traded on the Date of Grant, as reported by the National Association of Securities Dealers, Inc. If the Shares are listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price on such stock exchange or exchanges on the Date of Grant, or if no sale of any Shares shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. Subject to the foregoing, the Board shall have full authority and discretion in fixing the option price and shall be fully protected in doing so.

     8. Maximum Option Exercise. The aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all such plans of the Corporation and its parent or subsidiary, if any) shall not exceed $100,000. For purposes of this Article 8, the value of stock acquired through the exercise of Non-statutory Options shall not be included in the computation of the aggregate fair market value.

     9.   Exercise of Options.

          (a) No stock option granted under this Plan may be exercised before the Grantee's completion of such period of services as may be specified by the Board on the Date of Grant. Furthermore, the timing of the exercise of any option granted under this Plan may be subject to a vesting schedule based upon years of service or an expiration schedule as may be specified by the Board on the Date of Grant. Thereafter, or if no such period is specified subject to the provisions of subsections (c), (d), (e), (f) and (g) of this Article 9,

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the Grantee may exercise the option in full or in part at any time until expiration of the option.

          A Grantee cannot exercise an Incentive Stock Option granted under this Plan unless, at the time of exercise, he has been continuously employed by the Corporation since the date the option was granted. The Board may decide in each case to what extent bona fide leaves of absence for illness, temporary disability, government or military service, or other reasons will not be deemed to interrupt continuous employment.

          (b) Unless an Option specifically provides to the contrary, all options granted under this Plan shall immediately become exercisable in full in the event of the consummation of any of the following transactions:

               (i) A merger or acquisition in which the Corporation is not the surviving entity;

               (ii) The sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

               (iii) Any merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is issued to holders different from those who held the stock immediately prior to such merger.

          (c)  Except as provided in subsections (d), (e) and (f) of this
Article 9, a Grantee cannot exercise an Incentive Stock Option after he ceases to be an employee of the Corporation, unless the Board, in its sole discretion, grants the recipient an extension of time to exercise the Incentive Stock Option after cessation of employment. The extension of time of exercise that may be granted by the Board under this subsection (c) shall not exceed three months after the date on which the Grantee ceases to be an employee and in no case shall extend beyond the stated expiration date of the option.

          (d) If the employment of a Grantee is terminated by the Corporation for a cause as defined in subsection (i) of this Article 9, all rights to any stock option granted under this Plan shall terminate, including but not limited to the ability to exercise such stock options.

          (e) If a Grantee ceases to be an employee as a result of retirement, he may exercise the Incentive Stock Option within three months after the date on which he ceases to be an employee (but no later than the stated expiration date of the option) to the extent that the Incentive Stock Option was exercisable when he ceased to be an employee. An employee shall be regarded as retired if he terminates employment after his sixty-fifth birthday.

          (f) If a Grantee ceases to be an employee because of disability (within the meaning of Section 105(d)(4) of the Code), or if a Grantee dies, and if at the time of the Grantee's disability or death he was entitled to exercise an Incentive Stock Option granted under this Plan, the Incentive Stock Option can be exercised within 12 months after his death or termination of employment on account of disability (but no later than the stated expiration date of the option), by the Grantee in the case of disability or, in case of death, by his personal representative, estate or the person who acquired by gift, bequest or inheritance his right to exercise the Incentive

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Stock Option.  Such options can be exercised only as to the number of shares for which they could have been exercised at the time the Grantee died or became disabled.

          (g) With respect to Non-statutory Options granted to Board members, the Board may provide on the Date of the Grant that such options will expire a specified number of days after such Board member ceases to be a member of the Board. In the absence of any such provision, the option will expire on the stated expiration date of the option.

          (h) Any stock option granted under the Plan will terminate, as a whole or in part, to the extent that, in accordance with this Article 9, it no longer can be exercised.

          (i) For purposes of this Article 9, "cause" shall mean the following:

               (1)  Fraud or criminal misconduct;

               (2)  Gross negligence;

               (3) Willful or continuing disregard for the safety or soundness of the Corporation;

               (4) Willful or continuing violation of the published rules of the Corporation.

     10.   Exercise Procedures.

          (a) Notice. Options may be exercised only by delivery to the Corporation of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Board (which need not be the same for each Grantee), stating the number of shares being purchased, the restrictions imposed on the shares, if any, and such representations and agreements regarding Grantee's investment intent and access to information, if any, as may be required by the Corporation to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          (b) Payment. Payment for the shares may be made in cash (by check) or, where approved by the Board in its sole discretion and where permitted by law: (a) by cancellation of indebtedness of the Corporation to the Grantee;
(b) by surrender of shares of common stock of the Corporation having a Fair Market Value equal to the applicable exercise price of the Option that have been owned by Grantee for more than six months (and which have been paid for within the meaning of the Securities and Exchange Commission ("SEC") Rule 144 and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Grantee in the open public market; (c) by waiver of compensation due or accrued to Grantee for services rendered; (d) provided that a public market for the Corporation's stock exists, through a "same day sale" commitment from Grantee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Grantee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Corporation; (e) provided that a public market for the

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Corporation's stock exists, through a "margin" commitment from Grantee and an
NASD Dealer whereby Grantee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Corporation; or (f) by any combination of the foregoing.

     11. Taxes; Compliance with Law; Approval of Regulatory Bodies. The Corporation, if necessary or desirable, may pay or withhold the amount of any tax attributable to any amount payable or shares deliverable under this Plan and the Corporation may defer making payment on delivery until it is indemnified to its satisfaction for that tax. Stock options are exercisable, and shares can be delivered under this Plan, only in compliance with all applicable federal and sate laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Corporation's shares are listed at any time. Any certificate issued pursuant to options granted under this Plan shall bear such legends and statements as the Board deems advisable to assure compliance with federal and state laws and regulations. No option may be exercised, and shares may not be issued under this Plan, until the Corporation has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board deems advisable.

     Specifically, in the event that the Corporation deems it necessary or desirable to file a registration statement with the Securities and Exchange Commission or any State Securities Commission, no option granted under the Plan may be exercised, and shares may not be issued, until the Corporation has obtained the consent or approval of such Commission.

     In the case of the exercise of an option by a person or estate acquiring by bequest or inheritance the right to exercise such option, the Board may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities as the Board deems advisable.

     12. Assignability. Each option granted under this Plan is not transferable other than by will or the laws of descent and distribution. Each option is exercisable during the life of the Grantee only by him.

     13. Tenure. A participant's right, if any, to continue to serve the Corporation as an officer, employee or otherwise, will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Corporation to terminate at any time the employment or affiliation of any participant for cause or otherwise.

     14. Amendment and Termination of Plan. The Board may alter, amend or terminate this Plan from time to time without approval of the shareholders. However, without the approval of the shareholders, no amendment will be effective that:

          (a) materially increases the benefits accruing to participants under the Plan;

          (b) increases the cumulative number of shares that may be delivered upon the exercise of options granted under the Plan or the aggregate fair market value of options which a participant may exercise in any calendar year;


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          (c)  materially modifies the eligibility requirements for
participation in the Plan; or

          (d)  amends the requirements of paragraphs (a)-(c) of this Article
14.

     Any amendment, whether with or without the approval of shareholders, that alters the terms or provisions of an option granted before the amendment will be effective only with the consent of the participant to whom the option was granted or the holder currently entitled to exercise it, except for adjustments expressly authorized by this Plan.

     15. Expenses of Plan. The expenses of the Plan will be borne by the Corporation.

     16. Duration of Plan. Options may only be granted under this Plan during the ten years immediately following the earlier of the adoption of the Plan or its approval by the Shareholders. Options granted during that ten year period will remain valid thereafter in accordance with their terms and the provisions of this Plan.

     17. Other Provisions. The option agreements authorized under the Plan shall contain such other provisions including, without limitation, restrictions upon the exercise of the option, as the Board shall deem advisable. Any such option agreements, which are intended to be "Incentive Stock Options" shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "Incentive Stock Option" as defined in Section 422 of the Code.

     18. Indemnification of the Board. In addition to such other rights of indemnification as they may have as directors, the members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his duties.

     19. Application of Funds. The proceeds received by the Corporation from the sale of stock pursuant to options granted under this Plan will be used for general corporate purposes.

     20. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

     21. Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other event affecting shares of the Corporation occurs, then the number and class of shares to which options are authorized to be granted under this Plan, the number and class of shares then subject to options previously granted under this Plan, and the price per share payable upon exercise of each option outstanding under this Plan shall be equitably adjusted by the Board to reflect such changes.

Page 7


     22. Number and Gender. Unless otherwise clearly indicated in this Plan, words in the singular or plural shall include the plural and singular, respectively, where they would so apply, and words in the masculine or neuter gender shall include the feminine, masculine or neuter gender where applicable.

     23. Applicable Law. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of Colorado.

     24. Effective Date of Plan. This Plan shall not take effect until adopted by the Board. This Plan shall terminate if it is not approved by the holders of a majority of the outstanding shares of the capital stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the Plan is adopted by the Board.

                              ADPADS INCORPORATED



                              By:/s/ Erica Ventley
                                 Erica Ventley, Acting Chief Executive
                                 Officer



     I hereby certify that the foregoing Stock Option Plan was approved by the Board of Directors of ADPADS INCORPORATED as of the 15th day of January 2003.


                              /s/ Erica Ventley
                              Erica Ventley, CFO


     I hereby certify that the foregoing Stock Option Plan was approved by the Shareholders of ADPADS INCORPORATED as of the ___ day of _____________, 2003.


                              __________________________________________
                              Erica Ventley, CFO





















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